UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

CLEAN DIESEL TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4567 Telephone Road, Suite 100

Ventura, CA 93003

(805) 639-9458

Notice of Annual Meeting of Shareholders

to be Held May 23, 2012

Important Notice regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on May 23, 2012:

The Proxy Statement, Annual Report to Shareholders and Directions to the Meeting

are Available at: http://www.cdti.com/proxy

Dear Shareholder of Clean Diesel Technologies, Inc.:

You are invited to attend the 2012 Annual Meeting (the “Annual Meeting”) of shareholders of Clean Diesel Technologies, Inc., a Delaware corporation (“Clean Diesel”). The Annual Meeting will be held at 10:00 a.m. Pacific Time, Wednesday, May 23, 2012, at Clean Diesel’s Oxnard facility located at 1621 Fiske Place, Oxnard, California 93033, U.S.A. to consider and vote upon the following items:

1.	To elect seven (7) Directors;
2.	To ratify the appointment of KPMG LLP as Clean Diesel’s independent registered public accounting firm for 2012;
3.	To amend the 1994 Incentive Plan;
4.	To amend the Restated Certificate of Incorporation to increase the number of authorized shares of Clean Diesel Common Stock from 12,000,000 shares to 24,000,000 shares; and
5.	To transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES AND IN FAVOR OF THE OTHER PROPOSALS OUTLINED IN THE ACCOMPANYING PROXY STATEMENT.

It is important that your shares be represented and voted at the Annual Meeting. Whether or not you attend the Annual Meeting, please vote your shares promptly to ensure your representation at the Annual Meeting by completing and returning your proxy card (or by voting on the Internet or by telephone). If you have any questions about how to vote your shares, please see the section “—How do I vote?” under “Questions and Answers about this Proxy Statement and Voting” in the accompanying Proxy Statement.

The record date for the Annual Meeting is March 30, 2012. Only shareholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

Rori M. Ridley

General Counsel and Corporate Secretary

Ventura, California

April 23, 2012

CLEAN DIESEL TECHNOLOGIES, INC.

Proxy Statement

for the 2012 Annual Meeting of Shareholders

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Clean Diesel Technologies, Inc., a Delaware corporation (sometimes referred to as “we,” “our,” “us,” the “Company,” the “Corporation” or “Clean Diesel”), of proxies to be voted at our 2012 Annual Meeting of Shareholders (the “Annual Meeting”) and at any adjournment or postponement thereof.

You are invited to attend the Annual Meeting, which will take place on May 23, 2012, beginning at 10:00 a.m., Pacific Time, at Clean Diesel’s Oxnard facility located at 1621 Fiske Place, Oxnard, California 93033, U.S.A. Directions to the Annual Meeting may be found at http://www.cdti.com/proxy. Shareholders will be admitted to the Annual Meeting beginning at 9:30 a.m., Pacific Time. Seating will be limited.

We first mailed this Proxy Statement and accompanying proxy card on April 23, 2012 to shareholders of record entitled to vote at the Annual Meeting.

Who is entitled to attend the Annual Meeting?

Shareholders of record and beneficial owners as of March 30, 2012 are invited to attend the Annual Meeting. If your shares are held in the name of a broker, bank or other holder of record and you plan to attend the Annual Meeting, you must present proof of your ownership of Clean Diesel stock, such as a bank or brokerage account statement, to be admitted to the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record at the close of business on March 30, 2012 (the “record date”), are entitled to vote at the Annual Meeting. On the record date, there were 7,218,807 shares of Clean Diesel’s common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If on March 30, 2012 your shares were registered directly in your name with Clean Diesel’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are the “shareholder of record.” Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote via the Internet or by telephone to ensure your vote is counted.

If on March 30, 2012 your shares were held in a stock brokerage account or by a bank or other similar organization, then you are considered the “beneficial owner” of those shares. These proxy materials have been forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank or other agent how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent. Plus, as noted above, you must present proof of your ownership of Clean Diesel stock, such as a bank or brokerage account statement, to be admitted to the Annual Meeting.

What am I voting on?

There are six matters scheduled for a vote:

•

Election of R. Craig Breese, Charles F. Call, Bernard H. “Bud” Cherry, Alexander “Hap” Ellis III, Charles R. Engles, Ph.D., Derek R. Gray, and Mungo Park as Directors to hold office for one-year terms;

•	Ratification of the appointment of KPMG LLP as Clean Diesel’s independent registered public accounting firm for 2012;

•	Amendments to the 1994 Incentive Plan; and

•	Amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Clean Diesel Common Stock from 12,000,000 shares to 24,000,000 shares.

How do I vote?

Shareholders of record; Shares registered directly in your name

If you are a shareholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card, the Internet or telephone. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have already voted by proxy, you may still attend the Annual Meeting and vote in person, if you choose.

•	To vote in person, attend the Annual Meeting and we will give you a ballot during the Annual Meeting.

•

To vote using the proxy card, please complete, sign and date the proxy card and return it in the prepaid envelope. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. If you do not have the prepaid envelope, please mail your completed proxy card to American Stock Transfer & Trust Company, LLC, to the attention of: Proxy Dept., 6201 15th Avenue, Brooklyn, NY 11219, U.S.A.

•

To vote via the telephone, you can vote by calling the toll-free telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded. If you are located outside the United States, see your proxy card for additional instructions.

•

To vote via the Internet, please go to www.voteproxy.com and follow the instructions. Please have your proxy card handy when you go to the website. As with telephone voting, you can confirm that your instructions have been properly recorded.

Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time on May 22, 2012. After that, internet and telephone voting will be closed, and if you want to vote your shares you will either need to ensure that your proxy card is received by the Company before the date of the Annual Meeting or attend the Annual Meeting to vote your shares in person.

Beneficial owner; Shares held in account at brokerage, bank or other organization

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Clean Diesel. Simply complete and mail the proxy card as directed in those voting instructions to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank or other agent. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank or other agent included by it with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

What if I return a proxy card but do not make specific choices?

If your card does not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board of Directors. Clean Diesel does not expect that any matters other than the election of Directors and the other proposals described herein will be brought before the Annual Meeting. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

What can I do if I change my mind after I vote?

If you are a shareholder of record, you can revoke your proxy at any time before the final vote at the Annual Meeting by:

•	giving written notice that you are revoking your proxy to the Secretary, Clean Diesel Technologies, Inc., 4567 Telephone Road, Suite 100, Ventura, CA, 93003, U.S.A.;

•

delivering a properly completed proxy card with a later date, or vote by telephone or on the Internet at a later date (we will vote your shares as directed in the last instructions properly received from you prior to the Annual Meeting); or

•	attending and voting by ballot at the Annual Meeting (note, simply attending the Annual Meeting will not, by itself, revoke your proxy).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other organization that is the holder of record and following its instructions.

Please note that to be effective, your new proxy card, Internet or telephonic voting instructions or written notice of revocation must be received by the Secretary prior to the Annual Meeting and, in the case of Internet or telephonic voting instructions, must be received before 11:59 p.m. Eastern Time on Tuesday, May 22, 2012.

What shares are included on the proxy card?

If you are a shareholder of record, you will receive only one proxy card for all the shares you hold of record in certificate form and in book-entry form.

If you are a beneficial owner, you will receive voting instructions from your broker, bank or other organization that is the holder of record.

Is there a list of shareholders entitled to vote at the Annual Meeting?

The names of shareholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting for any purpose relevant to the Annual Meeting, by contacting the Secretary of Clean Diesel.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For,” and “Against” votes, and broker non-votes.

What is a broker non-vote?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares on Proposal No. 2, the ratification of KPMG LLP, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on Proposal No. 1, the election of Directors; Proposal No. 3, the amendment of the 1994 Incentive Plan; nor Proposal No. 4, the amendment to Clean Diesel’s Restated Certificate of Incorporation. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares.

What is the quorum requirement for the Annual Meeting?

A quorum of shareholders is necessary to hold a valid Annual Meeting. A quorum will be present if the holders of at least one-third (1/3) of the outstanding shares are represented by proxy or by shareholders present and entitled to vote at the Annual Meeting. On the record date, there were 7,218,807 shares outstanding and entitled to vote. Thus, 2,406,269 shares must be represented by proxy or by shareholders present and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

If there is no quorum, the chairman of the Annual Meeting or holders of the majority of the votes present at the Annual Meeting may adjourn the Annual Meeting to another time or date.

How many votes are required to approve each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed

1. Election of each Director	Plurality of Votes Cast	No

2. Ratification of KPMG LLP	Majority of Votes Cast	Yes

3. Amendments to the 1994 Incentive Plan	Majority of Votes Cast	No

4. Amendment to the Restated Certificate of Incorporation	Majority Entitled to Vote	No

If you abstain from voting or there is a broker non-vote on Proposal No.’s 1, 2 or 3, your abstention or broker non-vote will not affect the outcome of such vote, because abstentions and broker non-votes are not considered to be votes cast under our By-laws or under the laws of Delaware (our state of incorporation). However, if you abstain from voting or there is a broker non-vote on Proposal No. 4, such abstention or broker non-vote will have the effect of a vote “Against.”

Proposal No. 1 – Election of Directors; Plurality Vote

Under our By-laws, Directors are elected by a plurality of votes cast. This means that Directors who receive the most “For” votes are elected. There is no “Against” option and votes that are “withheld” or not cast, including broker non-votes, are not counted as votes “For” or “Against.” If a Director nominee receives a plurality of votes but does not, however, receive a majority of votes, that fact will be considered by the Compensation and Nominating Committee of the Board in any future decision on Director Nominations.

Proposal No. 2 – Ratification of KPMG LLP; Majority Vote

Under our By-laws, the votes cast “For” must exceed the votes cast “Against” to approve the ratification of KPMG LLP as our independent registered public accounting firm. Abstentions will not be counted as votes cast and accordingly, will not have an effect on this Proposal No. 2.

Proposal No. 3 – Amendments to the 1994 Incentive Plan; Majority Vote

Under our By-laws, the votes cast “For” must exceed the votes cast “Against” to amend the 1994 Incentive Plan. Abstentions will not be counted as votes cast and accordingly, will not have an effect on this Proposal No. 3.

Proposal No. 4 – Amendment to the Restated Certificate of Incorporation; Majority Entitled Vote

Under the laws of Delaware, the votes cast “For” must be a majority of the shares entitled to vote in order to approve the amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Clean Diesel Common Stock from 12,000,000 shares to 24,000,000 shares. On the record date, there were 7,218,807 shares outstanding and entitled to vote. Thus, 3,609,404 shares must be cast “For” in order to approve this Proposal No. 4. Abstentions and broker non-votes will be counted as “Against” this Proposal No. 4.

How will my shares be voted at the Annual Meeting?

At the Meeting, the persons named in the proxy card will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your proxy will be voted as the Board of Directors recommends, which is:

•	FOR the election of each of the Director nominees named in this Proxy Statement;

•	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2012 fiscal year;

•	FOR the amendments to the 1994 Incentive Plan; and

•	FOR the amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Clean Diesel Common Stock from 12,000,000 shares to 24,000,000 shares.

Do I have cumulative voting rights?

No, our Certificate of Incorporation does not provide for cumulative voting.

Am I entitled to dissenter or appraisal rights?

No, our shareholders are not entitled to dissenters’ rights or appraisal rights under the Delaware General Corporation Law for the matters being submitted to shareholders at the Annual Meeting.

Could other matters be decided at the Annual Meeting?

At the date of this Proxy Statement, we did not know of any matters to be considered at the Annual Meeting other than the items described in this Proxy Statement. If any other business is properly presented at the Annual Meeting, your proxy card grants authority to the proxy holders to vote on such matters in their discretion.

Can I access the Notice of Annual Meeting and Proxy Statement and the 2011 Annual Report on Form 10-K via the Internet?

This Notice of Annual Meeting and Proxy Statement and the 2011 Annual Report are available on our website at http://www.cdti.com/proxy. Instead of receiving future proxy statements and accompanying materials by mail, most shareholders can elect to receive an e-mail that will provide electronic links to them. Opting to receive your proxy materials online will save us the cost of producing documents and mailing them to your home or business, and will also give you an electronic link to the proxy voting site.

Shareholders of Record: You may enroll in the electronic proxy delivery service at any time by accessing your shareholder account at www.amstock.com and following the enrollment instructions.

Beneficial Owners: You also may be able to receive copies of these documents electronically. Please check the information provided in the proxy materials sent to you by your broker, bank or other holder of record regarding the availability of this service.

Who will pay for the cost of this proxy solicitation?

Clean Diesel will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission or by other means of communication. Directors, officers or employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to the beneficial owners.

We have retained Phoenix Advisory Partners to act as proxy solicitor for the Annual Meeting for a fee of $7,000 plus reasonable out-of-pocket expenses.

When are shareholder proposals or nominations due for next year’s annual meeting?

In accordance with Clean Diesel’s By-laws, if you wish to submit a proposal for consideration at next year’s annual meeting but are not requesting that such proposal be included in next year’s proxy materials, or if you wish to nominate a person for election to the Board of Directors at next year’s annual meeting, your notice of such a proposal or nomination must be submitted in writing and delivered to, or mailed and received at, the principal executive offices of the Company not later than 90 days nor earlier than 150 days before the one year anniversary of the 2012 Annual Meeting of Shareholders. Accordingly, any such proposal or nomination must be received by the Secretary no later than February 22, 2013 (but no earlier than December 24, 2012), and should be delivered or mailed to the following address: Secretary, Clean Diesel Technologies, Inc., 4567 Telephone Road, Suite 100, Ventura, CA 93003, U.S.A.

In order to be properly submitted to the Secretary of the Company, a proposal or nomination by a Clean Diesel shareholder must contain specific information as required under Clean Diesel’s By-laws, including without limitation (i) the name and address of the shareholder making the proposal, (ii) the class and number of shares that are owned of record or beneficially owned by such shareholder, and (iii) any material interest of such shareholder in the proposal. If you would like a copy of Clean Diesel’s current By-laws, please write to the Secretary, Clean Diesel Technologies, Inc., 4567 Telephone Road, Suite 100, Ventura, CA 93003, U.S.A. Clean Diesel’s current By-laws may also be found on the Company’s website at www.cdti.com.

To be considered for inclusion in Clean Diesel’s proxy statement and form of proxy for the 2013 Annual Meeting of Shareholders, your shareholder proposal must be submitted in writing by December 24, 2012 to the Secretary, Clean Diesel Technologies, Inc., 4567 Telephone Road, Suite 100, Ventura, CA 93003, U.S.A.

Without limiting the advance notice provisions in the Company’s By-laws, which contain procedures that must be followed for a matter to be properly presented at an annual meeting, Clean Diesel management who are proxy holders will have discretionary authority to vote all shares for which they hold proxies with respect to any shareholder proposal or nomination received after the deadline for such proposals or nominations set forth in our By-laws. Such discretionary authority may be exercised to oppose a proposal or nomination made by a shareholder.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting and, if final voting results are not known, will be provided in a Current Report on Form 8-K within four business days after the end of the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K within four business days after the final voting results are known.

DIRECTORS AND EXECUTIVE OFFICERS OF CLEAN DIESEL TECHNOLOGIES

The following table sets forth the name, age and positions, as of April 23, 2012 (the date of this Proxy Statement), of individuals who are currently Directors and executive officers of Clean Diesel Technologies, Inc. Following the table is a brief biography of each nominee for Director and of each current executive officer of Clean Diesel. To Clean Diesel’s knowledge, there are no family relationships between any Director or executive officer and any other Director or executive officer of Clean Diesel. Executive officers serve at the discretion of the Board of Directors. Additionally, executive officers may be elected to the Board of Directors. Mr. Breese currently serves as Director.

Name	Age	Positions
R. Craig Breese[1]	59	Director, President and Chief Executive Officer
Charles F. Call[2]	64	Vice Chairman of the Board of Directors, Former President and Chief Executive Officer
Bernard H. “Bud” Cherry	72	Director
Alexander “Hap” Ellis III	62	Chairman of the Board of Directors
Charles R. Engles, Ph.D.	64	Director
Derek R. Gray	78	Director
Mungo Park	56	Director
Nikhil A. Mehta	55	Chief Financial Officer
Stephen J. Golden	50	Chief Technical Officer
Christopher J. Harris	47	Chief Operations Officer
David E. Shea	48	Corporate Controller

1 Mr. Breese was appointed as Director, President and Chief Executive Officer effective March 8, 2012.

2 Mr. Call retired as President and Chief Executive Officer effective March 8, 2012. Upon his retirement, Mr. Call was appointed as Vice Chairman of the Board of Directors.

Directors

R. Craig Breese, Director, President and Chief Executive Officer (Age 59). Mr. Breese joined Clean Diesel as President, Chief Executive Officer and Director in March 2012. Mr. Breese has more than 30 years of experience in senior business management roles encompassing global business development, acquisitions, strategic alliances, plant management, sales, marketing and finance. He has extensive business experience with original equipment manufacturers, automotive aftermarket and heavy duty diesel businesses. Mr. Breese’s prior experience includes four years with Honeywell International (NYSE:HON), a Fortune 100 company that invents and manufactures technologies to address challenges linked to global macro trends such as safety, security and energy. From 2008 to 2011, he served as President of Honeywell Consumer Products Group, which was comprised of the Prestone, FRAM, Autolite and HOLTS brands and businesses worldwide, and prior to that from 2007 to 2008, as Vice President and General Manager, Americas of the Environmental Controls and Combustion business. From 2006 to 2007, Mr. Breese served as President of Rheem Manufacturing Company’s water heating division, a leading global producer of efficient heating, cooling and water heating products. Prior to that, from 2001 to 2006, Mr. Breese served as President of Maytag International, Inc., a division of Maytag Corporation which was acquired in 2006 by Whirlpool Corporation (NYSE:WHR), a leading manufacturer and marketer of major home appliances. Before joining Maytag International, Inc., Mr. Breese held various leadership positions including those at Deere & Co., Tenneco, Inc. and United Technologies Corporation. Mr. Breese received a BA degree from the University of Florida.

Mr. Breese’s years of senior executive, management and overall extensive business experience as well as his current position as President and Chief Executive Officer which brings to the Board of Directors knowledge of the day-to-day operations of the Company, led the Board to conclude that he should be nominated to continue to serve as a Director of Clean Diesel.

Charles F. Call, Vice Chairman (Age 64). Mr. Call joined the Clean Diesel Board of Directors in October 2010, immediately following the business combination of Clean Diesel and Catalytic Solutions, Inc. In March 2012, Mr. Call retired from Clean Diesel, having served as President and Chief Executive Officer since October 2010 and as Chief Executive Officer and Director of Catalytic Solutions, Inc. since November 2004. Mr. Call has over 30 years of broad management experience encompassing sales, marketing, plant management, general management and executive management roles in the automotive and electronics industries. His prior experience includes seven years (from 1997 to 2004) at Imperial Chemical Industries as General Manager of the electronic materials group and later Senior Corporate Vice President and General Manager of the specialty polymers and adhesives group. Mr. Call also served as President of JPE Trim from 1996 to 1997, a manufacturer of automotive exterior trim products supplying the major automotive companies. Before JPE, he served as President of Dexter Automotive Materials, a supplier of coatings, adhesives and acoustical materials to the major automotive companies. Mr. Call received a BS degree from Rochester Institute of Technology, New York.

Mr. Call’s experience having served as our President and Chief Executive Officer, along with his knowledge of the business, management, his skills, and his performance as a member of our Board led the Board to conclude that he should be nominated to continue to serve as a Director of Clean Diesel.

Bernard H. “Bud” Cherry, Director (Age 72). Mr. Cherry joined the Clean Diesel Board of Directors in October 2010, immediately following the business combination of Clean Diesel and Catalytic Solutions, Inc. Mr. Cherry served as a Director of Catalytic Solutions, Inc. from January 2008 to October 2010. Mr. Cherry has served as Chief Executive Officer and Director of Eagle Creek Renewable Energy, LLC, a privately owned developer and operator of hydroelectric generating facilities, since June 2011. Mr. Cherry is also the Principal Founder and Chief Executive Officer of Energy 5.0 LLC, a privately held energy solutions company established in November 2006, that develops, finances, constructs and operates complex renewable energy production facilities. He has over 40 years’ experience in the energy sector. Mr. Cherry served as Executive Vice Chairman of the Board of Northern Power Systems, Inc., a wind energy company from August 2008 to July 2009 and Chief Executive Officer from August 2008 to December 2008. In February 2007, Mr. Cherry joined the Board of Directors of Distributed Energy Systems Corporation (NASDAQ:DESC), a renewable energy generation and technology equipment manufacturer, and became Chairman of the Board in August 2007. In October 2007, Mr. Cherry was named Chief Executive Officer and served until August 2008, at which time he also left the Board. Distributed Energy Systems Corporation filed for Chapter 11 bankruptcy protection in June 2008. Prior to that, Mr. Cherry was Chief Executive Officer of the Foster Wheeler Global Power Group, one of the two major business groups of Foster Wheeler Limited (NASDAQ:FWLT), a provider of construction and engineering services, from November 2002 until June 2006. Prior to his tenure at Foster Wheeler, Mr. Cherry was a member of the senior management team of the Oxbow Group for 17 years. Mr. Cherry was the President and Chief Operating Officer of the Oxbow Energy and Minerals Group and played a key leadership role in the creation and growth of Oxbow’s global energy activities. In addition to Clean Diesel, Mr. Cherry serves on the board of Fabrico, Inc. Mr. Cherry began his career as a Nuclear Engineer at United Nuclear Corporation and holds a BS degree in Chemistry and MS degree in Nuclear Engineering, both earned at the University of Illinois.

Mr. Cherry’s experience as a director of public companies, combined with his broad experience with companies that provide engineering services as a senior executive, his over 40 years of experience in the energy sector and his performance as a member of our Board led the Board to conclude that he should be nominated to continue to serve as a Director of Clean Diesel.

Alexander “Hap” Ellis III, Chairman (Age 62). Mr. Ellis joined the Clean Diesel Board of Directors as Chairman in October 2010, immediately following the business combination of Clean Diesel and Catalytic Solutions, Inc. Mr. Ellis served as a Director of Catalytic Solutions, Inc. from June 2003 to October 2010, and was elected as Chairman of Catalytic Solutions, Inc.’s Board in December 2004. Mr. Ellis has extensive operating experience in electric power and renewable energy. He is a General Partner of RockPort Capital Partners, a leading venture capital firm that partners with clean tech entrepreneurs around the world. He has been a general partner in RockPort Capital Partners since its inception. He has primarily focused on renewables, electric grid technologies, advanced materials and transportation and emission control technologies. Prior to the formation of RockPort’s first fund, he joined RockPort Partners, a merchant bank specializing in energy and environmental projects in 1998. In addition to Clean Diesel, Mr. Ellis serves on the boards of ISE Corporation, Northern Power Systems, Powerspan Corp., Second Rotation, Inc., Southwest Windpower, William Gallagher Associates, George H.W. Bush Foundation and Cornell Laboratory of Ornithology. In addition, he represented RockPort on the board of Comverge, Inc. (NASDAQ:COMV) from October 2004 to August 2007. Mr. Ellis received a BA degree from Colorado College and an MBA from the Yale School of Management.

Mr. Ellis’s experience as a director of public companies, combined with his broad experience as a general partner of RockPort Capital Partners in investing in clean tech companies, as well as his ability to assist us with fundraising and other strategic initiatives, combined with his performance as a member of our Board led the Board to conclude that he should be nominated to continue to serve as a Director of Clean Diesel.

Charles R. Engles, Ph.D., Director (Age 64). Dr. Engles joined the Clean Diesel Board of Directors in October 2010, immediately following the business combination of Clean Diesel and Catalytic Solutions, Inc. Dr. Engles served as a Director of Catalytic Solutions, Inc. from January 2000 to October 2010. He has over 15 years of experience serving as a board member for U.S. public companies and has also been a board member of seven private companies. From April to October 2008, Dr. Engles served as Interim Chief Executive Officer of ThermoCeramix, Inc., an advanced materials company focused on electrical to thermal energy conversion. From September 1997 to March 2008, Dr. Engles served as Chief Executive Officer of Cutanix Corporation, a biopharmaceutical company focused on dermatological drug discovery that he co-founded. From September 1994 to March 1997, he served as Chairman and Chief Executive Officer of Stillwater Mining Company (NYSE:SWC) and, under his direction it completed an IPO on NASDAQ in 1994. In 1992, he organized the spin out from Johns-Manville Corporation (NYSE:BRK.A,BRK.B) and Chevron Corporation (NYSE:CVX) of Stillwater Mining Company, the only U.S. producer of platinum group metals. From July 1989 until September 1994, Dr. Engles served as Senior Vice President of Johns-Manville Corporation responsible for corporate development and worldwide mining and minerals operations. Dr. Engles holds a Ph.D. from Stanford University in operations research and attended Oxford University as a Rhodes Scholar.

Dr. Engles’ experience as a director and executive officer of public companies, his experience in the platinum group metals business, as well as his technical background and his performance as a member of our Board led the Board to conclude that he should be nominated to continue to serve as a Director of Clean Diesel.

Derek R. Gray, Director (Age 78). Mr. Gray has been a Director of Clean Diesel since 1998. Mr. Gray has been managing director of SG Associates Limited, a United Kingdom fiscal advisory firm, since 1971. His long career includes advisory roles to large and small public and private companies, as well as engagements with numerous private interests, entities and charities across the globe. Mr. Gray has extensive financial expertise and is a knowledgeable advisor.

Mr. Gray’s broad knowledge base and depth of experience in international business and tax matters make him a valued mentor to the Board. Diverse experience provides Mr. Gray with the continued business experience and acumen to advise Clean Diesel on its financial and strategic initiatives and led the Board to conclude that he should be nominated to continue to serve as a Director of Clean Diesel.

Mungo Park, Director (Age 56). Mr. Park has been a Director of Clean Diesel since September 2009 and served as Chairman from September 2009 to October 2010. Mr. Park is the Chairman and Founder of Innovator Capital Limited, a financial services company of London, England established in 2003. He has over 30 years of investment banking experience, focusing primarily on the technology, industrial technology and the biomedical industries. Mr. Park has significant experience in advising “Greentech” companies on financial matters.

Mr. Park’s fundraising experience and significant experience in advising “Greentech” companies on financial matters led the Board to conclude that he should be nominated to continue to serve as a Director of Clean Diesel.

Executive Officers

Biographical information for Mr. Breese is included above under “— Directors.”

Nikhil A. Mehta, Chief Financial Officer (Age 55). Mr. Mehta joined Clean Diesel as Chief Financial Officer in October 2010, following the business combination of Clean Diesel and Catalytic Solutions, Inc. Mr. Mehta has served as Chief Financial Officer of Catalytic Solutions, Inc. since July 2008 and Director since August 2008. In addition, Mr. Mehta has served as Chief Financial Officer of Engine Control Systems Limited, a Clean Diesel Company, since November 2008. Mr. Mehta has more than 25 years of financial management experience in high technology and medical technology companies. His experience includes significant operational finance management in manufacturing companies, fund raising, several acquisitions and experience as Chief Financial Officer for companies listed on NASDAQ as well as AIM in London. From 2005 to 2008, Mr. Mehta served as Chief Financial

Officer of Spacelabs Healthcare, Inc., a medical technology company and wholly owned subsidiary of OSI Systems, Inc. (NASDAQ:OSIS). Mr. Mehta served as Vice President of Corporate Development for OSI Systems, Inc. from 2002 to 2005, where he participated in or led several acquisitions and the IPO of Spacelabs on AIM. From 2000 to 2002, Mr. Mehta was Chief Financial Officer of Advanced Tissue Sciences, Inc., a previously listed NASDAQ biotechnology company. Advanced Tissue Sciences, Inc. was the subject of a Liquidating Chapter 11 Plan of Reorganization in 2003. Mr. Mehta also spent over 15 years in several financial positions with Xerox Corporation (NYSE:XRX). Mr. Mehta received an MBA degree from The Wharton School, University of Pennsylvania and Bachelor of Commerce from Bombay University.

Stephen J. Golden, Ph.D., Chief Technical Officer (Age 50). Dr. Golden joined Clean Diesel as Chief Technical Officer in October 2010, immediately following the business combination of Clean Diesel and Catalytic Solutions, Inc. Dr. Golden has served as Chief Technical Officer of Catalytic Solutions, Inc. Dr. Golden, one of the founders of Catalytic Solutions, Inc. and developer of its technology, has served as the Chief Technical Officer and Director of Catalytic Solutions, Inc. since 1996. From 1994 to late 1995, Dr. Golden was the Research Director for Dreisbach Electromotive Incorporated, a developer of advanced batteries based in Santa Barbara, California. Dr. Golden received his doctorate in Material Science at Imperial College of Science and Technology in London, England. Dr. Golden did extensive post-doctoral work at the University of California, Santa Barbara, and the University of Queensland, Australia in ceramic oxide and mixed metal oxide materials.

Christopher J. Harris, Chief Operations Officer (Age 47). Mr. Harris joined Clean Diesel as Chief Operations Officer in October 2010, following the business combination of Clean Diesel and Catalytic Solutions, Inc. Additionally in October 2010, Mr. Harris was appointed President of Engine Control Systems Limited, a Clean Diesel company. Mr. Harris served as President of Catalytic Solutions, Inc.’s Catalyst Business from August 2008 to October 2010. Mr. Harris has over 20 years of technical, commercial and general management experience in both privately-held and publicly-traded specialty chemicals and materials companies. From May 2007 to August 2008, Mr. Harris served as Chief Operating Officer of Aculon, Inc., an early-stage nanotechnology company, and prior to that was Global Vice President/General Manager of Avery Dennison Corporation’s (NYSE:AVY) Performance Polymers business. Earlier in his career, Mr. Harris held various management positions in North America and Europe during eleven years with Rohm and Haas Company, acquired by The Dow Chemical Company (NYSE:DOW) in 2009. Mr. Harris earned his Bachelor of Science in Chemical Engineering from Cornell University and completed graduate business coursework at Temple University.

David E. Shea, Corporate Controller (Age 48). Mr. Shea joined Clean Diesel as Corporate Controller in October 2010, following the business combination of Clean Diesel and Catalytic Solutions, Inc., and was appointed Secretary of Catalytic Solutions, Inc. at that time. Mr. Shea has served as Secretary of Engine Control Systems Limited, a Clean Diesel company, since November 2008. Mr. Shea served as Corporate Controller of Catalytic Solutions, Inc. from 2009 and as Manager of Financial Planning and Analysis from October 2005 to 2009. Mr. Shea has over 20 years of financial management experience in a number of different industries. From 2001 to 2005, Mr. Shea served as Director of Finance for ENCO Utility Services, a privately held utility services outsourcing provider. From 1998 to 2001, Mr. Shea was the Manager of Business Planning and Development for Edison Enterprises, an unregulated subsidiary of Edison International (NYSE:EIX). From 1986 to 1998, Mr. Shea held several of financial positions, the last being Manager of Material Estimating and Cost Management at Northrop Grumman (NYSE:NOC). Mr. Shea received an MBA Degree from The University of Southern California Marshall School of Business and a Bachelor of Arts in Economics/Mathematics from the University of California at Santa Barbara.

PROPOSAL No. 1

ELECTION OF DIRECTORS

The Nominees

We are asking you to vote for the election of seven (7) nominees as Directors of Clean Diesel. Each of the nominees is currently a Director of Clean Diesel and was selected by the Board of Directors upon the recommendation of the Compensation and Nominating Committee of the Board. The term of office of each Director is until the 2013 annual meeting or until a successor is duly elected or, if before then, a Director resigns, retires or is removed by the shareholders.

The following table sets forth certain information with respect to each person nominated and recommended to be elected as a Director of Clean Diesel.

Name	Age	Director Since

R. Craig Breese	59	2012
Charles F. Call	64	2010
Bernard H. “Bud” Cherry	72	2010
Alexander “Hap” Ellis III	62	2010
Charles R. Engles, Ph.D.	64	2010
Derek R. Gray	78	1998
Mungo Park	56	2009

Biographical information for each nominee, including the reasons that we believe they should continue to serve as Directors, is included under “Directors and Executive Officers of Clean Diesel Technologies—Directors.” Details concerning Directors’ compensation for the year ended December 31, 2011 are included under “Director Compensation.”

Availability

The nominees have all consented to stand for election and to serve, if elected. Mr. Ellis has indicated that he would, if reappointed by the Board as Chairman, accept the position as Chairman. If one or more of the above nominees becomes unavailable or declines to accept election as a Director, votes will be cast for a substitute nominee, if any, designated by the Board on recommendation of the Compensation and Nominating Committee. If no substitute nominee is designated prior to the election, the individuals named as proxies on the enclosed proxy card will exercise their judgment in voting the shares that they represent, unless the Board reduces the number of Directors and eliminates the vacancy.

Plurality Voting

Under Delaware law and Clean Diesel’s By-laws, a vote by a plurality of the shares voting is required for the election of Directors. Under plurality voting, Directors who receive the most “For” votes are elected; there is no “Against” option and votes that are “withheld” or not cast are disregarded in the count. If a nominee receives a plurality of votes but does not, however, receive a majority of votes, that fact will be considered by the Compensation and Nominating Committee in any future decision on nominations.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF

EACH OF THESE NOMINEES AS DIRECTORS.

ROLE AND COMPOSITION OF THE BOARD OF DIRECTORS

The Board of Directors, which is elected by the shareholders, is the ultimate decision-making body of the Company, except with respect to those matters reserved to the shareholders. It selects the Chief Executive Officer and other members of the senior management team, which is charged with the conduct of the Company’s business. Having selected the senior management team, the Board acts as an advisor and counselor to senior management and ultimately monitors its performance. The function of the Board to monitor the performance of senior management is facilitated by the presence of outside Directors of stature who have substantive knowledge of the Company’s business.

Our By-laws state that the number of Directors shall be determined from time to time by the Board of Directors or by the shareholders. The Board of Directors presently has seven (7) members.

Each Director shall be elected for a term of one year and until a successor is duly elected or until the Director shall sooner resign, retire, become deceased or be removed by the shareholders. Any Director may be removed by the shareholders with or without cause at any time. Any Director may resign at any time by submitting an electronic transmission or by delivering a written notice of resignation, signed by such Director to the Chairman, the Chief Executive officer or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery. Vacancies in the Board may be filled by a majority of the Directors then in office (although less than a quorum), by the sole remaining Director, or by the shareholders. Any decrease in the authorized number of Directors shall not become effective until the expiration of the term of the Directors then in office unless, at the time of such decrease, there shall be vacancies on the Board that are being eliminated by the decrease. The Board is currently comprised of a Non-Executive Chairman, a Non-Executive Vice Chairman, one Executive Director, and four Non-Executive Directors.

Director Independence

The Board of Directors has affirmatively determined that each of Bernard H. “Bud” Cherry, Alexander “Hap” Ellis III, Charles R. Engles, Ph.D., and Derek R. Gray is “independent” under the NASDAQ listing standards. In addition, the Board of Directors has determined that the members of Clean Diesel’s Audit Committee, Mr. Gray, Mr. Ellis and Dr. Engles are “independent” under the heightened independence standards applicable to Audit Committee members under applicable NASDAQ listing standards and SEC rules. R. Craig Breese, Charles F. Call and Mungo Park are not independent.

2011 Meetings and Attendance

During 2011, the Board held 12 meetings. All Directors attended at least 75% or more of the aggregate number of meetings of the Board and Board committees on which they served. Clean Diesel does not have a formal policy relating to Director Attendance at annual meetings. Five Directors attended the 2011 annual meeting of Clean Diesel held on June 9, 2011.

Executive Sessions

In 2011, the Non-Executive Directors met in executive session of the Board on three occasions; the members of the Audit Committee met in executive session on three occasions; and the Compensation and Nominating Committee met in executive session on three occasions. The policy of the Board is to hold at least two executive sessions of the Board annually and executive sessions of committees when needed.

Board Leadership Structure

The Clean Diesel Board is led by a Chairman who is a Non-Executive Director selected by the full Board on nomination of the Compensation and Nominating Committee. The Board believes that the Chairman is responsible for Board leadership and the Chief Executive Officer is responsible for leading the management, employees and operations of Clean Diesel and that these are two distinct and separate responsibilities. The Board believes this leadership structure is efficient and promotes good corporate governance. However, the Board continues to evaluate its leadership structure and may change it, if, in the opinion of the Board, a change is required by the needs of Clean Diesel’s business and operations.

Risk Oversight

The Board of Directors exercises ultimate risk oversight responsibility for Clean Diesel directly and through its committees. The direct role for the Board is to assist management in identifying risk, to evaluate management’s performance in managing risk, and, when appropriate, to request information and data to assist in that process. The Board believes that its leadership structure of a separate Chairman and Chief Executive Officer enhances the Board’s assessment of risk. The Audit Committee assists the Board of Directors in its oversight of risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The Compensation and Nominating Committee oversees risks relating to Clean Diesel’s compensation policies and practices. Each Committee reports its activities and recommendations to the Board, including assessment of risk, when appropriate.

COMMITTEES OF THE BOARD

The standing Committees of the Board of Directors are an Audit Committee and a Compensation and Nominating Committee. Special committees may be formed from time to time as determined by the Board of Directors. The Charters of the Audit Committee and the Compensation and Nominating Committee are available on Clean Diesel’s website at www.cdti.com under “Investor Relations.”

The following table sets out the current membership of the standing Committees of our Board of Directors:

Name	Audit	Compensation and Nominating

R. Craig Breese

Charles F. Call

Bernard H. “Bud” Cherry		Chairman

Alexander “Hap” Ellis III	X	X

Charles R. Engles, Ph.D.	X	X

Derek R. Gray	Chairman

Mungo Park

Audit Committee

The Audit Committee is responsible for oversight of accounting and financial reporting processes, audits of the financial statements, internal control and audit functions, and compliance with legal and regulatory requirements and ethical standards adopted by the Company. For audit services, the Audit Committee is responsible for the engagement and compensation of independent auditors, oversight of their activities and evaluation of their independence. The Audit Committee has instituted procedures for receiving reports of improper record keeping, accounting or disclosure. The Audit Committee is also responsible for reviewing transactions with related parties, regardless of the amount of such transaction. The Board has also constituted the Audit Committee as a Qualified Legal Compliance Committee in accordance with SEC regulations.

In the opinion of the Board, each of the members of the Audit Committee has both business experience and an understanding of generally accepted accounting principles and financial statements enabling them to effectively discharge their responsibilities as members of that Committee.

The Audit Committee met eight times in 2011.

Audit Committee Financial Experts

The Board has determined that Derek R. Gray is an audit committee financial expert within the meaning of SEC regulations. In making this determination the Board considered Mr. Gray’s formal training, long experience in accounting and auditing and his former service for many years as the Chairman of the Audit Committee of another reporting company under the Securities Exchange Act.

Membership

Currently, the Audit Committee consists of Mr. Gray as Chairman, Alexander “Hap” Ellis III and Charles R. Engles, Ph.D.

Compensation and Nominating Committee

Compensation

The Compensation and Nominating Committee is responsible for the oversight and determination of executive compensation. Among other things, the Committee reviews, recommends and approves salaries and other compensation of the Company’s eligible employees, administers the Company’s long-term incentives under the Company’s 1994 Incentive Plan (including reviewing, recommending and approving equity grants to eligible employees), and administers the Company’s Management Short-Term Incentive Plan.

Executive compensation awards are approved by the Compensation and Nominating Committee on recommendation of the Chief Executive Officer, except that the compensation of the Chief Executive Officer is determined by the Committee itself. Compensation of executives is considered for approval by the Board of Directors upon the recommendation of the Compensation and Nominating Committee.

In determining executive compensation, the Committee considers:

•	the executive’s performance in light of Company goals and objectives;

•	competitive market data at comparable companies;

•	our overall budget for base salary increases; and

•	such other factors as it shall deem relevant.

The Compensation and Nominating Committee is authorized to engage and retain independent third party compensation and legal advisors to obtain advice and assistance on all matters related to executive compensation and benefit plans, as well as external consultants to provide independent verification of market position and consider the appropriateness of executive compensation. During 2011, the Compensation and Nominating Committee directly engaged LTC Performance Strategies, Inc. to conduct a comprehensive executive compensation study and to recommend total compensation packages for the Company’s executive officers.

Nominating

The Compensation and Nominating Committee also identifies Director Nominees for election to fill vacancies on Clean Diesel’s Board. Nominees are considered for approval by the Board on recommendation of the Committee. In evaluating nominees, the Committee seeks candidates of high ethical character with significant business experience at the senior management level who have the time and energy to attend to Board responsibilities. Candidates should also satisfy such other particular requirements that the Committee may consider important to Clean Diesel’s business at the time. When a vacancy occurs on the Board, the Committee will consider nominees from all sources, including shareholders, nominees recommended by other parties, and candidates known to the Directors or Clean Diesel’s management. The Committee may, if appropriate, make use of a search firm and pay a fee for services in identifying candidates. The best candidate from all evaluated will be recommended to the Board to consider for nomination.

The Compensation and Nominating Committee does not have a formal affirmative diversity policy for identifying nominees for the Board of Directors. When evaluating nominees, however, the Committee considers itself diversity neutral and examines a candidate’s background, experience, education, skills and individual qualities that could contribute to heterogeneity and perspective in Board deliberations.

Shareholders who wish to recommend candidates for consideration as nominees should furnish in writing detailed biographical information concerning the candidate to the Committee addressed to the Secretary of Clean Diesel at 4567 Telephone Road, Suite 100, Ventura, California, 93003, U.S.A. No material changes have been made to the procedures by which security holders may recommend nominees to Clean Diesel’s Board of Directors.

Meetings

The Compensation and Nominating Committee met five times in 2011.

Membership

Currently, the Compensation and Nominating Committee consists of Bernard H. “Bud” Cherry as Chairman, Alexander “Hap” Ellis III and Charles R. Engles, Ph.D.

CORPORATE GOVERNANCE

The Board is committed to sound and effective corporate governance principles and practices. The role of our Board of Directors is to effectively govern the affairs of our Company for the benefit of our shareholders. Our Board of Directors strives to ensure the success and continuity of our Company and its mission through the election and appointment of qualified management. It is also responsible for ensuring that Clean Diesel’s activities are conducted in a responsible and ethical matter.

Code of Business Ethics and Conduct

The Board has adopted a Code of Ethics and Business Conduct (the “Code”) that applies to all employees, officers and Directors, including the Chief Executive Officer and Chief Financial Officer. A copy of the Code is available free of charge on written or telephone request to Investor Relations, Clean Diesel Technologies, Inc., 4567 Telephone Road, Suite 100, Ventura, California 93003, U.S.A., or +1-805-639-9458. The Code is also available on Clean Diesel’s website at www.cdti.com under “Investor Relations.” Changes to the Code or waivers granted under the Code will be posted on Clean Diesel’s website and reflected, if appropriate, in Clean Diesel’s SEC filings.

Communicating with the Board of Directors

Shareholders and other interested parties may contact any of Clean Diesel’s Directors, including the Chairman or the Non-Executive Directors as a group, by writing a letter to the Clean Diesel Director(s) c/o Secretary, Clean Diesel Technologies, Inc., 4567 Telephone Road, Suite 100, Ventura, California 93003, U.S.A. Communications will be forwarded directly to the Chairman, unless a different Director is specified.

Corporate Governance Materials

Materials relating to corporate governance at Clean Diesel are published on our website at www.cdti.com under “Investor Relations.”

•	Board of Directors—Background and Experience

•	Audit Committee Charter

•	Compensation and Nominating Committee Charter

•	Code of Ethics and Business Conduct

•	By-laws of Clean Diesel Technologies, Inc.

•	Certificate of Amendment to Restated Certificate of Incorporation of Clean Diesel Technologies, Inc.

Transactions with Related Parties

Since January 1, 2011, there has not been nor is there currently proposed any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $120,000 or 1% of the Company’s average total assets at year end for the last two completed fiscal years and in which any of the Company’s Directors, executive officers, persons who we know hold more than 5% of our common stock, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than compensation agreements and other arrangements, which are described elsewhere in this Proxy Statement.

Section 16 (a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to Clean Diesel’s executive officers, Directors and greater than ten percent beneficial owners during the year ended December 31, 2011 were complied with, except: one report filed on July 15, 2011 by Alexander Ellis III reporting the disposition of 80,000 shares on July 5, 2011; and one report filed on October 18, 2011 by Austin W. Marxe and David M. Greenhouse reporting the disposition of 71,900 shares on October 13, 2011.

DIRECTOR COMPENSATION

Clean Diesel Summary Director Compensation Table

The following table shows all compensation earned by Clean Diesel’s Non-Executive Directors in 2011. Directors who are also employees or executive officers of Clean Diesel receive no compensation for their service as Directors. Accordingly, Charles F. Call, who served as Clean Diesel’s President and Chief Executive Officer during 2011 is not included in the Director Compensation table below and all compensation paid to Mr. Call is reported in the Summary Compensation Table included under “Executive Compensation.”

Name	Fees Earned or Paid in Cash	Option Awards 1, [2]	Total

Alexander “Hap” Ellis, III [3]	$ 35,000	$ 11,100	$ 46,100

Bernard H. “Bud” Cherry [4]	$ 37,500	$ 11,100	$ 48,600

Charles R. Engles, Ph.D. [5]	$ 35,000	$ 11,100	$ 46,100

Derek R. Gray [6]	$ 40,000	$ 11,100	$ 51,100

Mungo Park	$ 25,000	$ 11,100	$ 36,100

1 As of December 31, 2011, the following outstanding option awards were held by members of the Board of Directors: Mr. Ellis, 10,000 shares; Mr. Cherry, 10,000 shares; Dr. Engles, 10,000 shares; Mr. Gray, 19,830 shares; and Mr. Park, 10,000 shares.

2 Amount represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, see Note 13 to the Company’s consolidated financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2011.

3 Mr. Ellis is a member of the Audit Committee and the Compensation and Nominating Committee.

4 Mr. Cherry is Chairman of the Compensation and Nominating Committee.

5 Dr. Engles is a member of the Audit Committee and the Compensation and Nominating Committee.

6 Mr. Gray is Chairman of the Audit Committee.

Narrative to Director Compensation Table

During 2011, Clean Diesel’s Non-Executive Directors were compensated based on the following fee schedule:

Position	Compensation
Member of the Board of Directors	$25,000 per year; plus an annual grant of stock options to acquire 5,000 shares of common stock at an exercise price equal to the grant date fair market value; timing to be at the discretion of the Board on the recommendation of the Compensation and Nominating Committee

Member of the Audit Committee	$ 5,000 per year

Chairman of the Audit Committee (in addition to Member compensation)	$10,000 per year

Member of the Compensation and Nominating Committee	$ 5,000 per year

Chairman of the Compensation and Nominating Committee (in addition to Member compensation)	$ 7,500 per year

Fees earned by the Non-Executive Directors are generally paid in cash quarterly in arrears. There are no additional fees paid for attendance at meetings. Stock option awards to Non-Executive Directors are, under the current policy of the Board, granted under the 1994 Incentive Plan, vest over time and are exercisable for a ten-year term.

PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of common stock as of March 31, 2012 by: 1) each person known to Clean Diesel to beneficially own more than five percent of its outstanding shares of common stock; 2) each of the Directors (including all nominees for Director); 3) Clean Diesel’s “Named Executive Officers” as set forth in the Summary Compensation Table included under “Executive Compensation”; and 4) all current Directors and executive officers as a group at such date.

Unless otherwise noted below, the address of each beneficial owner listed in the table is in care of Clean Diesel, 4567 Telephone Road, Suite 100, Ventura, California, 93003.

	Beneficial Ownership of Common Stock
Beneficial Owner Name and Address	Number of Shares [1]	Percentage Owned [2]
Special Situations Fund [3] 527 Madison Avenue, Suite 2600 New York, New York 10022	1,125,194	15.6%
Cycad Group LLC [4] 6187 Carpinteria Avenue, Suite 300 Carpinteria, California 93014	407,475	5.6%
John A. Kanis [5] c/o Kanis, S.A., 82 Z Portland Place London W1B 1NS, England	398,722	5.4%
RockPort Capital Partners [6] 160 Federal Street, 18th Floor Boston, Massachusetts 02110	378,023	5.2%
Alexander “Hap” Ellis III, Chairman of the Board [7]	7,500	*
Charles F. Call, Director [8]	150,265	2.0%
Bernard H. “Bud” Cherry, Director [9]	28,344	*
Charles R. Engles, Ph.D., Director [10]	31,554	*
Derek R. Gray, Director [1][1]	67,866	*
Mungo Park, Director [1][2]	78,682	1.1%
R. Craig Breese, Director, President and Chief Executive Officer	—	—
Stephen J. Golden, Ph.D., Chief Technical Officer [1][3]	37,983	*
Nikhil A. Mehta, Chief Financial Officer [1][4]	39,683	*
All Directors and Executive Officers as a Group (11 persons) [1][5]	463,908	6.2%
* less than 1%

1 To our knowledge, unless otherwise indicated in the footnotes to this table, we believe that each of the persons named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable (or other beneficial ownership shared with a spouse) and the information contained in this table and these notes.

Beneficial ownership has been determined in accordance with SEC rules, which generally attribute beneficial ownership of securities to each person who possesses, either solely or shared with others, the power to vote or dispose of those securities. These rules also treat as beneficially owned all shares that a person would receive upon 1) exercise of stock options or warrants held by that person that are immediately exercisable or exercisable within 60 days of the determination date; and 2) vesting of restricted stock units held by that person that vest within 60 days of the determination date, which is March 31, 2012 for this purpose. Such shares are deemed to be outstanding for the purpose of computing the number of shares beneficially owned and the percentage ownership of the person holding such options, warrants or restricted stock units, but these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

2 The percent of Clean Diesel beneficially owned is based on 7,218,807 shares of Clean Diesel common stock issued and outstanding on March 31, 2012.

3 As reflected in the Schedule 13G/A filed on February 13, 2012 and the Form 4 filed on March 14, 2012 by Austin W. Marxe (“Marxe”) and David M. Greenhouse (“Greenhouse”), Marxe and Greenhouse share sole voting and investment power over 562,596 shares of common stock owned by Special Situations Fund III QP, L.P., 180,032 shares of common stock owned by Special Situations Cayman Fund, L.P., 70,581 shares of common stock owned by Special Situations Private Equity Fund, L.P., 43,473 shares of common stock owned by Special Situations Technology Fund, L.P. and 268,512 shares of common stock owned by Special Situations Technology Fund II, L.P.

4 As reflected in the Schedule 13G filed on October 22, 2010 by Cycad Group LLC, K. Leonard Judson and Paul F. Glenn share voting and investment power over the shares listed above. Beneficial ownership includes 369,472 shares held directly, warrants to acquire 28,144 shares at $7.92 per share and warrants to acquire 9,859 shares at $2.79 per share. Beneficial ownership does not reflect warrants to acquire an additional 8,607 shares at $7.92 per share, which warrants are issuable upon the exercise in full of the warrants to acquire 9,859 shares.

5 As reflected in the Schedule 13G/A filed on February 10, 2012 by Kanis S.A. and John A. Kanis, includes 266,548 shares of common stock and warrants to acquire 128,707 shares of common stock held by Kanis S.A. Does not include warrants to acquire 30,000 shares of common stock held by Kanis S.A. that are not currently exercisable. Does not include 369,853 shares issuable upon conversion of convertible note due in 2016. John A. Kanis is the sole stockholder of Kanis S.A. and controls the voting and investment decisions of Kanis S.A., accordingly, John A. Kanis may be deemed to share beneficial ownership of all shares of common stock beneficially owned by Kanis S.A.

6 As reflected in the Schedule 13D/A filed on July 15, 2011 by Rockport Capital Partners, L.P. and RP Co-Investment Fund I, L.P., Alexander “Hap” Ellis, III, Janet B. James, William E. James, Charles J. McDermott, David J. Prend and Stoddard M. Wilson, as the sole managing members of RockPort Capital I LLC, which is the general partner of RockPort Capital Partners, L.P. and RP Co-Investment Fund I GP, LLC, which is the general partner of RP Co-Investment Fund I, L.P., share voting and investment power over the shares listed above. Beneficial ownership includes 303,053 shares and warrants to acquire 40,220 shares at $7.92 per share held by RockPort Capital Partners, L.P. and 19,642 shares and warrants to acquire 15,108 shares at $7.92 per share held by RP Co-Investment Fund I, L.P. Mr. Ellis disclaims beneficial ownership except to the extent of his pecuniary interest in such shares.

7 For Mr. Ellis, reflects 7,500 shares subject to options exercisable within 60 days. Mr. Ellis disclaims beneficial ownership of shares beneficially owned by RockPort Capital Partners except to the extent of his pecuniary interest in such shares.

8 For Mr. Call, includes warrants to acquire 137 shares at $7.92 per share and 124,959 shares subject to options exercisable within 60 days. All warrants and 167 shares are held jointly with Mr. Call’s spouse.

9 For Mr. Cherry, includes warrants to acquire 9,380 shares at $7.92 per share and 7,500 shares subject to options exercisable within 60 days.

10 For Dr. Engles, includes warrants to acquire 10,825 shares at $7.92 per share and 7,500 shares subject to options exercisable within 60 days.

11 For Mr. Gray, includes warrants to acquire 13,457 shares at $7.92 per share and 16,497 shares subject to options exercisable within 60 days. 18,741 shares are held jointly with Mr. Gray’s spouse.

12 For Mr. Park, includes 32,414 shares and warrants to acquire 38,768 shares at a weighted average price of $56.01 per share, which are held by Innovator Capital Limited. Mr. Park is a principal of Innovator Capital Limited and may be deemed to beneficially own shares held by Innovator Capital Limited. Also includes 7,500 shares subject to options exercisable within 60 days.

13 For Dr. Golden, includes warrants to acquire 8,327 shares at $7.92 per share and 16,000 shares subject to options exercisable within 60 days. All warrants and 8,556 shares are held in the Golden Family Trust.

14 For Mr. Mehta, reflects 19,000 shares subject to options exercisable within 60 days.

1 5 Includes warrants to acquire 80,894 shares and 223,956 shares subject to options exercisable within 60 days.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below sets forth information for the year indicated with respect to compensation earned by 1) the Chief Executive Officer in 2011; and 2) the next two most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers as of December 31, 2011 and who earned more than $100,000 during such year. We refer to each of these individuals in this Proxy Statement as a “Named Executive Officer.”

Name and Principal Position [1]	Year [2]	Salary ($) [3]	Bonus ($) [4]	Stock Awards ($) [5]	Option Awards ($) [5]	All Other Comp- ensation ($) [6]	Total ($)

Charles F. Call	2011	$436,800	$152,734	$255,518	$457,350	$1,980	$1,304,382
Director, Former President and Chief Executive Officer	2010	$102,480	$40,000	—	—	$330	$142,810

Nikhil A. Mehta	2011	$275,000	$134,279	$167,904	$69,540	$25,143	$671,866
Chief Financial Officer

Stephen J. Golden, Ph.D.	2011	$289,327	$74,704	$168,188	$58,560	$660	$591,439
Chief Technical Officer

1 On March 8, 2012, Charles F. Call retired as President and Chief Executive Officer, and was succeeded by R. Craig Breese. Because he did not serve as President and Chief Executive Officer in 2011, Mr. Breese is not a Named Executive Officer and therefore is not covered by the tables in this Executive Compensation section.

2 Mr. Call 2010 compensation reflects the period from October 15, 2010 when he became President and Chief Executive Officer upon the business combination of Clean Diesel and Catalytic Solutions, Inc. For Mr. Mehta and Dr. Golden, no compensation information for 2010 is presented because each of them first became Named Executive Officers in 2011.

3 The Company entered into employment agreements dated October 17, 2006, July 9, 2008, and October 17, 2006 with Mr. Call, Mr. Mehta, and Dr. Golden, respectively. Mr. Call’s employment agreement provided for a base salary of $400,000 per year. Mr. Mehta’s employment agreement provided for a base salary of $275,000 per year. Dr. Golden’s employment agreement provided for a base salary of $257,499.84 per year. Consistent with the terms of each employment agreement, the Company reviews the base salaries of executive officers on an annual basis, and has and may from time to time make adjustments to the base salary amount.

4 The Company awards discretionary bonuses to executive officers based upon individual performance from time to time and also awards cash incentive bonuses under the Management Short-Term Incentive Plan based upon Company performance. 2011 bonuses issued to Mr. Call, Mr. Mehta and Dr. Golden under the Management Short-Term Incentive Plan was based upon a target bonus eligibility of 50%, 40% and 40%, respectively, of their base salary. For Mr. Call, 2011 bonus consists of 1) a discretionary bonus in the amount of $77,734 in recognition of his prior service and ongoing contributions; and 2) a $75,000 bonus earned under the Management Short-Term Incentive Plan. For Mr. Mehta, 2011 bonus consists of 1) a discretionary bonus in the amount of $39,179 in recognition of his prior service and ongoing contributions; 2) a $45,100 bonus earned under the Management Short-Term Incentive Plan; and 3) a one-time $50,000 bonus for performance in connection with the Company’s public offering of common stock in July 2011, which Mr. Mehta elected to receive in the form of restricted stock units. For Dr. Golden, 2011 bonus consists of 1) a discretionary bonus in the amount of $41,142 in recognition of his prior service and ongoing contributions; and 2) a $33,562 bonus earned under the Management Short-Term Incentive Plan.

5 The amounts indicated do not necessarily correspond to any actual value that will be realized by a recipient. Such amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used to value the awards reported in the Summary Compensation

Table, see Note 13 to the Company’s consolidated financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2011.

6 The amounts indicated reflect dollar value of premiums paid by Clean Diesel for group term life and accidental death and dismemberment insurance. For Mr. Mehta, amount indicated also includes $2,000 per month housing allowance totaling $24,000 annually.

Narrative Disclosure to Summary Compensation Table

Short-Term Incentives

On June 8, 2011, the Board adopted, on the recommendation of the Compensation and Nominating Committee, the Management Short-Term Incentive Plan (“STIP”). All executive officers of the Company are eligible to participate in the STIP. Participation levels, business objectives and financial targets are established and determined by the Board upon recommendation of the Compensation and Nominating Committee and may include an incremental pay scale that includes linear payout levels. Plan payments are determined by Clean Diesel’s senior management with approval of the Compensation and Nominating Committee and the Board of Directors. Individual employee payment recommendations are then submitted to the Company’s Chief Executive Officer, Compensation and Nominating Committee and Board for final approval before any payments can be made. Bonuses under the STIP are paid out on an annual basis by the end of the second quarter of each year upon review of financial results from the previous year. To be eligible for the bonus payout, participants must remain employed by Clean Diesel on the date of the bonus payout.

Upon recommendation by the Compensation and Nominating Committee, the Board on June 8, 2011 also set specific performance goals and business target criteria pertaining to the STIP for fiscal 2011. Senior and key managers’ bonus potential was based upon Clean Diesel’s business objectives and financial performance with all other participants based solely upon financial performance. Criteria for financial performance targets include sales growth; earnings before interest, taxes, depreciation and amortization (“EBITDA”); and free cash flow. 2012 criteria is currently being contemplated by the Board and will be implemented in the next few months.

Long-Term Incentives

Clean Diesel has one equity based employee compensation plan, the 1994 Incentive Plan, which was approved by our shareholders both in 1994 upon adoption and in 2002 upon amendment. We are seeking approval for further amendments to the Plan as discussed under Proposal No. 3 of this Proxy Statement. Under the Plan currently, awards may be granted to participants in the form of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, bonuses or other forms of share-based or non-share-based awards or combinations thereof. Participants in the Plan may be Clean Diesel’s Directors, employees, consultants or advisors (except consultants or advisors in capital-raising transactions) as the Directors determine are key to the success of our business. The Compensation and Nominating Committee grants stock options and restricted stock (or restricted stock units) as long-term equity incentive awards. These awards are designed to focus management on the long-term success of Clean Diesel and thereby align the interests of the recipients with the interests of the shareholders.

Under the Plan, the Board grants bonuses, restricted stock units and stock option awards upon the recommendation of the Compensation and Nominating Committee. Awards are generally granted annually during the first half of the calendar year. Stock options are granted for a term of not more than ten years and at an exercise price per share equal to fair market value on the grant date.

The following table sets out information as to the grant awards made to the Named Executive Officers during fiscal year 2011.

Name/Award Type	Grant Date	Number of Shares	Exercise price	Vesting
Charles F. Call
NQ Stock Option	03/17/2011	124,959	$ 5.68	50% on grant date and 50% on the first anniversary of the grant date

Restricted Stock Units	06/08/2011	41,413	–	100% on 7th business day from grant date
Nikhil A. Mehta
NQ Stock Option	03/17/2011	19,000	$ 5.68	50% on grant date and 50% on the first anniversary of the grant date

Restricted Stock Units	06/08/2011	6,340	–	33.3% on each of the 7th business day from grant date and the 1st and 2nd anniversaries of the grant date

Restricted Stock Units	06/08/2011	20,873	–	100% on 7th business day from grant date

Restricted Stock Units	09/08/2011	13,334	–	100% on 6th business day from grant date

Stephen J. Golden, Ph.D.
NQ Stock Option	03/17/2011	16,000	$ 5.68	50% on grant date and 50% on the first anniversary of the grant date

Restricted Stock Units	06/08/2011	5,340	–	33.3% on each of the 7th business day from grant date and the 1st and 2nd anniversaries of the grant date

Restricted Stock Units	06/08/2011	21,919	–	100% on 7th business day from grant date

In addition to equity based long-term incentives, the Compensation and Nominating Committee is exploring alternatives for implementation of a non-qualified deferred compensation program.

No equity awards were repriced or otherwise materially modified during the year.

Executive Compensation Consultant

During 2011, the Compensation and Nominating Committee directly retained LTC Performance Strategies, Inc. (“LTC”) to conduct a comprehensive executive compensation study. The primary purpose of the study was to arrive at a comprehensive and competitive total compensation package for Clean Diesel’s executive officers. The study by LTC contained survey benchmarks and proxy analysis, along with pertinent information about key trends impacting the evolving field of executive compensation from a number of reputable sources, including: Economic Research Institute, Towers Watson, PayScale, Compdata, Cornell University, Executive Compensation Answer Book, The Hay Group, Hewitt Associates and Clark Consulting. The Compensation and Nominating Committee has used and expects to use LTC’s study and recommendations to determine executive compensation and implement the Company’s executive compensation program structures for subsequent years. In particular, in February 2012, on the recommendation of the Compensation and Nominating Committee, Clean Diesel’s Board of Directors approved certain salary adjustments and long-term incentive awards for various executive officers of the Company. Mr. Mehta’s base salary was increased to $310,000 annually and he received the following long-term incentive awards: 1) a non-qualified stock option to acquire 81,699 shares at an exercise price of $3.06, vesting over three years; and 2) a restricted stock unit award of 27,233 shares, vesting over three years. Dr. Golden’s base salary was increased to $300,000 annually and he received the following long-term incentive awards: 1) a non-qualified stock option to acquire 58,821 shares at an exercise price of $3.06, vesting over three years; and 2) a restricted stock unit award of 19,607 shares, vesting over three years.

Potential Payments upon Termination of Employment or Change in Control

The following summarizes the potential payments upon employment termination and change in control events, if any, provided for in each of the Named Executive Officer’s employment agreement.

Reason for Termination	Benefit
Resignation for Good Reason [1]
Charles F. Call	12 months of annual base salary and health and welfare benefits; pro rata bonus
Nikhil A. Mehta	6 months of annual base salary and health and welfare benefits; pro rata bonus
Stephen J. Golden, Ph.D.	24 months of annual base salary and health and welfare benefits; pro rata bonus

Disability [1]
Charles F. Call	6 months of annual base salary and health and welfare benefits; pro rata bonus
Nikhil A. Mehta	6 months of annual base salary and health and welfare benefits; pro rata bonus
Stephen J. Golden, Ph.D.	6 months of annual base salary and health and welfare benefits; pro rata bonus

Without Cause [1,2]
Charles F. Call	6 months of annual base salary; up to 6 months of additional salary, health and welfare benefits and pro rata bonus

Nikhil A. Mehta	6 months of annual base salary; up to 6 months of additional salary, health and welfare benefits and pro rata bonus

Stephen J. Golden, Ph.D.	18 months of annual base salary; up to 6 months of additional salary, health and welfare benefits and pro rata bonus
Death
Charles F. Call	Pro rata bonus
Nikhil A. Mehta	Pro rata bonus
Stephen J. Golden, Ph.D.	Pro rata bonus

1 Various terms such as Good Reason, Disability, and Cause are defined in each Named Executive Officer’s employment agreement. Payment of benefits upon termination is subject to a limited exception for violations of the non-compete covenant, and covenants relating to confidentiality and Clean Diesel’s intellectual property in employment agreement, and the signing of a release.

2 Salary, pro rata bonus and health and welfare benefits are payable pro rata for the period of time that such notice period is less than 6 months.

Under the terms of the 1994 Incentive Plan, in the event of termination of employment due to resignation, vested options continue to be exercisable for a period of 90 days and unvested restricted stock units cancel. In the case of termination of employment due to death, total disability or normal retirement, vested options continue in force and are exercisable until the expiration of the basic ten-year term, but the unvested portion of any outstanding options terminates and has no effect and restricted stock units vest 100% on the date of the termination. In addition, in the event of termination for cause, as provided in the option award agreement, all options and restricted stock units granted terminate immediately. In the event of a “Change in Control,” as currently defined in the Plan, any and all options and restricted stock units become immediately exercisable; however, on April 3, 2012, the Board of Directors adopted resolutions approving certain amendments to the Plan, including a change to the effects of a Change in Control. Please see Proposal No. 3 of this Proxy Statement for a full discussion of the amendments adopted by the Board of Directors for which shareholder approval is being solicited.

Employment Agreement with Robert Craig Breese

On March 8, 2012, the Board appointed Robert Craig Breese to serve as President and Chief Executive Officer of the Company. According to the terms of Mr. Breese’s employment agreement, Mr. Breese will be paid an annual base salary of $400,000. The employment agreement also provides that Mr. Breese is eligible to participate in the Company’s STIP, eligible for a target annual bonus of 65% of his base salary in the event the Company obtains financial objectives to be determined by the Board. Such annual bonus may vary from zero to 130% of his base salary depending upon the Company’s financial performance.

Mr. Breese is also eligible for reimbursement of up to $6,000 per month of temporary living and commuting expenses for a four month period, as well as a one-time payment of $140,000 for other relocation expenses. The employment agreement provides for long term incentive compensation of $500,000 comprised of one-third (1/3) deferred cash and two-thirds (2/3) equity. The deferred cash component will be earned based upon financial objectives to be established by the Board under a plan to be adopted by the Board on the recommendation of the Compensation and Nominating Committee. The equity component consists of one-third (1/3) stock options and one-third (1/3) restricted stock units, which were issued as inducement awards and not pursuant to the 1994 Incentive Plan. On March 8, 2012, Mr. Breese received: (i) a non-qualified stock option in the amount of 176,676 shares at an exercise price equal to the closing price of a share of the Company’s common stock as reported on the NASDAQ on that day, which option award vests as to 28% on the first anniversary of the date of grant and 9% quarterly thereafter, such that the stock option is fully exercisable on March 8, 2015; and (ii) a restricted stock unit award in the amount of 58,892 shares, which restricted stock unit award vests as to 28% on the first anniversary of the date of grant and 9% quarterly thereafter, beginning on June 20, 2013. Issuance of the shares of Company common stock underlying the restricted stock units is expected to occur on the vesting date.

The following summarizes the potential payments upon employment termination and change in control events provided for in Mr. Breese’s employment agreement.

Reason for Termination	Benefit

Termination without Cause or resignation for Good Reason [1]	12 months of annual base salary and health and welfare benefits; pro rata bonus

Disability	6 months of annual base salary and health and welfare benefits; pro rata bonus

1 Various terms such as Good Reason, Disability, and Cause are defined in Mr. Breese’s employment agreement.

Under the terms of Mr. Breese’s inducement awards, in the event of termination of employment due to resignation, vested options continue to be exercisable for a period of 90 days and unvested restricted stock units cancel. In the case of termination of employment due to death or total disability, vested options continue in force and are exercisable until the expiration of the basic ten-year term, but the unvested portion of any outstanding options terminates and has no effect and unvested restricted stock units cancel. In addition, in the event of termination for cause, as provided in the inducement award agreements, all options and restricted stock units granted terminate immediately. Upon termination without cause or resignation for good reason concurrent with or after a “Change in Control,” as currently defined in the inducement awards, any and all options and restricted stock units will vest immediately. In the instance of termination of service without cause, options may be exercised and any time prior to the expiration of 90 days after the date on which service is terminated, but in any event no later than the option expiration date. In the instance of termination of service for good reason concurrent with or subsequent to a Change in Control, options may be exercised at any time prior to the expiration of 180 days after the date on which service is terminated, but in any event no later than the option expiration date.

Outstanding Equity Awards at Fiscal Year End

The following table sets out information as to the Named Executive Officers concerning their unexercised option awards, by award outstanding at December 31, 2011.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options # Exercisable	Number of Securities Underlying Unexercised Options # Unexercisable	Option Exercise Price ($)	Option Expiration Date [1]	Number of Shares or Units of Stock That Have Not Vested (#) [2]	Market Value of Shares or Units of Stock That Have Not Vested ($)
Charles F. Call	62,479	62,480	$ 5.68	03/17/2021	–	–
Nikhil A. Mehta [3]	9,500	9,500	$ 5.68	03/17/2021	4,227	$11,836
Stephen J. Golden, Ph.D. [4]	8,000	8,000	$ 5.68	03/17/2021	3,560	$9,968

1 The option expiration date indicated is the tenth anniversary of the date of grant. Each of the foregoing options is for a ten-year term and vests as to 50% on grant date and 50% on the first anniversary of the grant date. On resignation, vested options continue to be exercisable for 90 days but unvested options terminate. In the case of death, total disability or retirement, vested options continue in force and are exercisable until the expiration of the original term but unvested options terminate. In the case of cause, all options granted shall terminate and be immediately nonexercisable. Notwithstanding the foregoing, however, if there shall be a “Change in Control,” as defined in the Plan, in which seventy five percent (75%) or more of the stock or assets of the Company shall have been acquired by a single person or a control group, then the time within which to exercise this option shall be limited to one hundred eighty (180) days following the Plan participant’s change in status.

2 Stock awards do not vest unless the Named Executive Officer is employed as of the vesting date, other than in the event of death in which case the number of units vest 100%. Each of the foregoing stock awards vest as to 33.3% on each of the first and second anniversaries of the grant date.

3 Subsequent to December 31, 2011, Mr. Mehta was granted an option to acquire 81,699 shares and a stock award of 27,233 shares.

4 Subsequent to December 31, 2011, Dr. Golden was granted an option to acquire 58,821 shares and a stock award of 19,607 shares.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2011 regarding the Company’s equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights [1]	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights [2]	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders:
1994 Incentive Plan	326,872	$ 18.57	820,596
Equity compensation plans not approved by security holders:
N/A	–	–	–

1 Includes 25,238 outstanding restricted stock units.

2 Excludes the restricted stock units described in footnote 1 above because they do not have an exercise price.

On April 3, 2012, the Board of Directors adopted resolutions approving amendments to the 1994 Incentive Plan. One amendment included removal of an evergreen provision and instead established a maximum of 1,400,000 shares to be reserved for issuance under the Plan. Prior to the amendment, the maximum number of shares allowed under the Plan for awards was 17.5% of the Company’s issued and outstanding common stock less the outstanding stock options and restricted stock units, subject to a sufficient number of shares of authorized capital. Please see Proposal No. 3 of this Proxy Statement for a full discussion of the amendments adopted by the Board of Directors for which shareholder approval is being solicited.

REPORT OF THE AUDIT COMMITTEE

As more fully described in its Charter, the Audit Committee assists the Board of Directors in its oversight of Clean Diesel’s corporate accounting and financial reporting process and interacts directly with and evaluates the performance of Clean Diesel’s independent registered public accounting firm.

In the performance of its oversight function, the Audit Committee has reviewed Clean Diesel’s audited consolidated financial statements for the year ended December 31, 2011 and has met with both management and Clean Diesel’s independent registered public accounting firm, KPMG LLP, to discuss those consolidated financial statements. The Audit Committee has discussed with KPMG LLP those matters related to the conduct of the audit that are required to be communicated by the independent registered public accounting firm to the Audit Committee under the Rules adopted by the Public Company Accounting Oversight Board (“PCAOB”), including KPMG LLP’s judgments as to the quality, not just the acceptability, of Clean Diesel’s accounting principles. In addition, the Audit Committee has reviewed and discussed with management the assessment of the effectiveness of Clean Diesel’s internal control over financial reporting.

The Audit Committee discussed with Clean Diesel’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee met separately with the independent registered public accounting firm, without management present, to discuss the results of its audit, Clean Diesel’s internal controls and the overall quality of Clean Diesel’s financial reporting.

The Audit Committee has received from KPMG LLP the required written disclosures and letter regarding its independence from Clean Diesel, as set forth in the applicable requirements of the PCAOB, and has discussed with KPMG LLP its independence. The Audit Committee has also reviewed and considered whether the provision of other non-audit services by KPMG LLP is compatible with maintaining the auditor’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements of Clean Diesel for the year ended December 31, 2011 be included in Clean Diesel’s Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on March 29, 2012.

It is not the duty of the Audit Committee to conduct audits, to independently verify management’s representations or to determine that Clean Diesel’s financial statements are complete and accurate, prepared in accordance with United States generally accepted accounting principles or fairly present the financial condition, results of operations and cash flows of Clean Diesel. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. The independent registered public accounting firm retained by the Audit Committee is responsible for performing an independent audit of the consolidated financial statements, and for reporting the results of their audit to the Audit Committee. The Audit Committee reviews and monitors these processes. In giving its recommendation to the Board of Directors, the Audit Committee has expressly relied on (i) management’s representation that such financial statements have been prepared in conformity with United States generally accepted accounting principles and (ii) the report of the Company’s independent registered public accounting firm, with respect to such financial statements.

The Audit Committee

Derek Gray, Chairman
Alexander “Hap” Ellis III
Charles R. Engles, Ph.D.

The foregoing Report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL No. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reappointed the firm of KPMG LLP to be Clean Diesel’s independent registered public accounting firm for the year 2012 and the Board of Directors is submitting the appointment of the independent registered public accounting firm to shareholders for ratification at the Annual Meeting. KPMG LLP has served as Clean Diesel’s independent registered public accounting firm since December 14, 2010. A representative of KPMG LLP is expected to be present at the Annual Meeting and will have the opportunity to respond to appropriate questions and, if the representative desires to do so, to make a statement.

Neither the Company’s By-laws nor other governing documents or law require shareholder ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board of Directors recommended, and the Board of Directors is, submitting the appointment of KPMG LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the appointment of KPMG LLP.

Audit Fees

The following table presents fees for audit, tax and other services rendered by KPMG LLP, our independent registered public accounting firm, and by our prior auditors, EisnerAmper LLP, for the years ended December 31, 2010 and 2011:

	KPMG LLP[1]		EisnerAmper LLP[2]
	2011	2010	2011	2010

Audit Fees	$809,000	$1,022,000	–	$161,600
Tax Fees	64,000	81,000	–	–
All Other Fees	–	–	–	–

Total	$873,000	$1,103,000	–	$161,600

1 No fees were paid to KPMG LLP by Clean Diesel prior to the December 14, 2010 appointment of KPMG LLP as its independent registered public accounting firm. Accordingly, a portion of 2010 represents fees paid by CSI.

2 EisnerAmper LLP was Clean Diesel’s independent registered public accounting firm prior to the October 15, 2010 business combination of Clean Diesel and Catalytic Solutions, Inc. On December 14, 2010, EisnerAmper LLP was dismissed and KPMG LLP was appointed as Clean Diesel’s independent registered public accounting firm.

In the above table, in accordance with the SEC’s definitions and rules, “Audit Fees” are fees for professional services for the audit of a company’s financial statements included in the annual report on Form 10-K, for the review of a company’s interim financial statements included in the quarterly reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements and “Tax Fees” are fees for tax compliance, tax advice and tax planning.

Pre-Approval Policies and Procedures

Consistent with SEC rules regarding auditor independence, the Audit Committee has responsibility for appointing, as well as setting the compensation and overseeing the work of, the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee’s policy is to approve in advance an engagement of our independent registered public accounting firm for any audit or non-audit service. All services provided by KPMG LLP to Clean Diesel during fiscal 2011, as described above, were approved by the Audit Committee in advance of KPMG LLP providing such services.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION

OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2012.

PROPOSAL No. 3

APPROVAL OF THE AMENDMENTS TO THE 1994 INCENTIVE PLAN

At the Annual Meeting, we will ask our shareholders to approve amendments to our 1994 Incentive Plan (the “Plan”), first approved by shareholders on August 10, 1994 and amended through June 11, 2002, when it was last approved by shareholders. If this proposal is approved, the total number of authorized shares reserved for issuance under the Plan will be 1,400,000.

Reasons for the Amendments to the 1994 Incentive Plan

The Plan is our sole vehicle for providing equity incentive compensation to our key employees and directors in our effort to attract, motivate and retain top-level executive talent. We believe that the approval of the amendments to the Plan is critical to the Company’s compensation strategy of offering equity incentives to key employees and directors that are competitive with our peer companies. If we cannot hire new top-level employees and retain the excellent employees and directors who have been the lifeblood of the Company, we will be unable to maintain our advantage in the marketplace.

With our compensation strategy, we will continue to align the long-term interests of our employees with our shareholders. As such, the Board has structured the equity compensation component of our total compensation “mix” to serve as a potent motivator for driving long-term performance and company value. To that end, we have adopted a “portfolio” approach to managing long-term executive compensation in an effort to: 1) link pay to performance; 2) provide sufficient upside earnings potential for superior achievement; 3) improve our ability to retain key talent; and 4) incorporate long-term vehicles that are cost effective and tax efficient. With regard to tax efficiency, equity awards under the Plan are designed to allow the Company a full federal income tax deduction available for the compensation paid to the employees.

In effect, the amended Plan is integral to our compensation strategy. In order to provide the equity incentives that we believe are necessary to attract and retain the talent that we need to succeed, the amended Plan is necessary.

Amendments to the Plan

On April 3, 2012, the Board adopted a resolution approving amendments to the Plan. Such amendments include:

•	Change of the Plan name from the “1994 Incentive Plan” to the “Stock Incentive Plan;”

•	Updating the definition of fair market value of awards issued under the Plan;

•	Disallowing the repricing of outstanding stock options without shareholder approval;

•	Removal of the evergreen provision and establishing a maximum number of 1,400,000 shares to be reserved for issuance under the Plan;

•	Removal of the ability to issue cash bonus awards under the Plan;

•	Modification of the “Change in Control” definition and limitation on the acceleration of vesting in the case of a Change in Control; and

•	Change in the governing state from Connecticut to California.

Our Board has given careful consideration to each of the Plan amendments, highlighting their importance to our ongoing governance initiatives.

In its determination to remove the evergreen provision of the Plan, the Board considered the propriety of an evergreen provision in today’s compliance landscape, the available alternatives, interests of shareholders and the overall goals of an equity compensation program. The Board determined that the Plan with the evergreen provision was not the desired approach for the Company and recommended that the evergreen provision be eliminated. In its place, the Board has recommended that a maximum number of shares be reserved for issuance under Plan. With the evergreen provision in effect, the maximum number of shares available for stock awards was 17.5% of our issued and outstanding common stock. As of the record date, under the evergreen provision, there were a total of 1,263,291 shares reserved for stock awards under the Plan. To date, a total of 392,137 shares remain available for future stock award grants. Removal of the evergreen provision and setting the maximum reserve at 1,400,000 shares will increase the number of shares available for future awards by 136,708 shares to a total of 528,845 shares. The Board of Directors believes that it is necessary to set the maximum number of shares available for stock awards at 1,400,000 to ensure that there are sufficient shares available to issue future stock awards in order to attract, incentivize, and retain the Company’s key employees.

Alignment of the Amended Plan with our Corporate Governance Practices

The amended Plan features several provisions that we believe are necessary to align the long-term interests of our employees with our shareholders and to maintain the good corporate governance practices that we require. These provisions include:

•

Administration. The amended Plan is administered by the Board. Stock awards granted to executives are determined by the Compensation and Nominating Committee of the Board. (The make-up of the Compensation and Nominating Committee is described in Proposal No. 1 of this Proxy Statement.)

•

No repricing of stock awards without shareholder approval. The Board may not reprice outstanding options or institute a program whereby outstanding awards are surrendered or cancelled in exchange for awards of the same type (which may have a lower exercise price or purchase price), of a different type and/or cash without first obtaining shareholder approval.

•	Options and stock appreciation rights must be granted at fair market value. Discounted options or stock appreciation rights are not permitted under the Plan.

•	Limited Transfer Rights. Stock awards may not be transferred other then in limited situations, such as by will or the laws of descent and distribution, or with consent of the Board.

•

Allocation of appropriate number of shares under the Plan. A total of 1,400,000 shares are allocated to the amended Plan. This number of shares is appropriate based upon the long-term pattern of the Company’s equity compensation strategy and its projected future stock awards. It is important to note that the Company’s use of shares in the Plan or (“burn rate”) in the past year initially appears to be high. However, the past year’s grants are not typical. Upon receipt of the previously mentioned compensation study which noted the Company’s equity compensation was genuinely subpar; the Compensation Committee undertook several grants to key employees to bring them up to current market levels. These grants of stock awards are not expected to recur at the same level.

Summary of the Amended Plan

The following is a summary of the material terms and proposed amendments of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan, as amended. The amendment is attached to this Proxy Statement as Appendix A.

Purpose of the Plan

The purpose of the Plan is to further the interests of the Company and its shareholders by providing incentives in the form of stock awards to directors, employees, consultants or advisors to the Company as the Board of Directors shall determine are key to the continued success and profitability of the Company. The Plan is intended to retain participants with significant training, experience and ability; to attract new participants whose services are considered valuable; and to encourage such participants to acquire a proprietary interest in the Company.

Plan Administration

The Board of Directors. The Plan is administered by the Board of Directors. The Board may, however, appoint a committee to administer the Plan which shall consist of not less than a sufficient number of disinterested members of the Board of Directors so as to qualify the Committee to administer this Plan as contemplated by Rule 16b-3 and Section 162(m) of the Code and to that end the Board of Directors may limit the participation of committee members in the Plan to formula based or other awards. The Board of Directors or committee is authorized to (i) determine the persons who shall be participants in the Plan and which awards shall be granted to participants, (ii) establish, amend and rescind rules, regulations and guidelines relating to the Plan as it deems appropriate, (iii) interpret and administer the Plan, awards and award agreements, (iv) establish, modify and terminate terms and conditions of award agreements, (v) grant waivers and accelerations of Plan, award and award Agreements restrictions and (vi) take any other action necessary for the proper administration and operation of the Plan. Awards shall be evidenced by Award Agreements, the terms of which may be amended or accelerated by the Board or Committee following the grant of any Award and need not be uniform among Participants.

As amended, the Board of Directors or committee may not reprice outstanding options or institute a program whereby outstanding awards are surrendered or cancelled in exchange for awards of the same type (which may have a lower exercise price or purchase price), of a different type and/or cash without first obtaining shareholder approval, or in the instance of a change in capitalization.

Limitations on awards. The amended Plan permits the issuance of awards reflecting an aggregate of 1,400,000 shares of the common stock of the Company. Such shares shall be authorized but unissued shares of common stock or treasury shares. Generally, shares subject to an award that are settled in cash or remain unissued upon expiration or cancellation of the award will be available for other awards under the Plan. During any calendar year, stock option awards to a single participant will not exceed 400,000 shares. Prior to the Plan amendment, the fixed amount of shares available for grant under the Plan was determined by the Board of Directors from time to time but at no time exceed seventeen and one-half (17.5%) of the issued and outstanding shares of the Company.

Amendment, termination and duration of the Plan. The Board of Directors may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to awards, suspend or discontinue the Plan or revise or mend it in any respect whatsoever, provided, however, unless the committee or the Board of Directors, as appropriate, specifically otherwise provides, any revision or amendment that would cause this Plan to fail to comply with any requirement of applicable law, regulation or rule if such amendment were not approved by the shareholders of the Company shall not be effective unless and until the approval of the shareholders of the Company is obtained. Subject to the terms and conditions and within the limitations of the Plan, the Board of Directors or committee may amend, cancel, modify, or extend outstanding awards granted under the Plan. The amended Plan was adopted by the Board of Directors on April 3, 2012, and subject to shareholder approval of the Plan, shall remain in effect thereafter. No incentive stock option may be granted under the Plan after April 3, 2022, unless further shareholder approval is obtained.

Awards under the Plan

Eligibility. Persons eligible for awards under the Plan shall consist of directors, employees, consultants or agents who possess valuable experience and skills and have contributed, or can be expected to contribute, materially to the success and profitability of the Company.

Stock option awards. The Board of Directors or committee may grant non-qualified stock options or incentive stock options. As amended, the option price per share for all options shall be not less than one hundred percent (100%) of the fair market value per share on the date the option is granted. Prior to amendment, the Plan permitted the fair market value per share to be determined by the Board of Directors or committee, however, as a matter of practice, options were not issued less than the fair market value per share on the date the option was granted. Award agreements for options conform to the requirements of the Plan, and may contain such other provisions as the Board of Directors or committee shall deem advisable. Award agreements for options shall specify when an option may be exercisable. Shares purchased upon exercise of an option shall be paid for in full at the time the option is exercised in cash or, with the consent of the Board of Directors or committee, consistent with applicable law, regulations and rules. If, after completion of any required period of continuous employment or affiliation in order to exercise an option as provided in an award agreement, a participant dies while employed by the Company, such option shall be exercisable by the beneficiary thereof, but after the date of death of the participant only within the period specified in the award agreement which shall not be later than the expiration date of the option. If, after completion of any required period of continuous employment in order to exercise an option as provided in an award agreement, a participant is totally disabled or retires, such option shall be exercisable by the participant, but only within the period specified in the award agreement. In the case of an incentive stock option, the option price per share shall be not less than one hundred percent (100%) of the fair market value per share on the date the option is granted; provided, however, that if on the date the option is granted, the employee (together with persons whose stock ownership is attributed to the employee pursuant to Section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the option price per share shall be not less than one hundred and ten percent (110%) of the fair market value per share on the date the option is granted. To the extent that the aggregate fair market value per share of stock with respect to which incentive stock options granted under the Plan are exercisable by a participant for the first time during any calendar year exceeds $100,000, such incentive stock options shall be treated as non-qualified stock options to the extent necessary so that such aggregate fair market value per share of stock does not exceed $100,000. For purposes of the foregoing sentence, incentive stock options shall be treated as non-qualified stock options according to the order in which they were granted such that the most recently granted incentive stock options are first treated as non-qualified stock options; and each incentive stock option shall require the participant to notify the Board of Directors or the committee of any disposition of any shares issued pursuant to the exercise of the incentive stock option under the circumstances described in Section 421 of the Code (relating to certain disqualifying dispositions) within ten (10) days of such disposition.

Stock appreciation right awards. Stock appreciation rights may be granted in tandem with part of all of, in addition to, or completely independent of, an option or any other award under the Plan. A stock appreciation right issued in tandem with an option may be granted at the time of grant of the related option or at any time thereafter during the term of the option. Award agreements shall conform to the requirements of the Plan and may contain such other provisions (including but not limited to, the permitted form of payment for the exercise of the stock appreciation right, the requirement of employment for designated periods of time prior to exercise and the ability of the Board of Directors or committee to revoke stock appreciation rights which are issued in tandem with options without compensation to the participant) as the Board of Directors or committee shall deem advisable. Stock appreciation rights issued in tandem with options shall be exercisable at such time or times and to the extent, but only to the extent, that the option to which they relate shall be exercisable. Upon exercise of stock appreciation rights the holder thereof shall be entitled to receive a number of shares equal in aggregate value to the amount by which the fair market value per share on the date of such exercise shall exceed the option price per share of the related option, multiplied by the number of shares in respect of which the stock appreciation right shall have been exercised. All or any part of the obligation arising out of an exercise of stock appreciation rights may, at the discretion of the Board of Directors or committee, be settled by the payment of cash equal to the aggregate value of the shares (or a fraction of a share). Upon exercise of stock appreciation rights the unexercised tandem options of the participant shall automatically terminate upon the exercise of such stock appreciation rights. Stock appreciation rights issued in tandem with options shall automatically terminate upon the exercise of such options.

Restricted Shares. Restricted Shares may be granted subject to such terms, conditions and restrictions as the Board of Directors or committee deem appropriate, which may include restrictions upon the sale, assignment, transfer or other disposition of the restricted shares and the requirement of forfeiture of the restricted shares upon termination of employment under certain specified conditions. The Board of Directors or committee may condition the lapsing of restrictions on part or all of an award of restricted shares upon the attainment of specific performance goals or such other factors as the Board of Directors or committee may determine. Awards of restricted shares may be granted for no cash consideration or for such minimum consideration as may be required by applicable law. The Board of Directors or committee may provide for the lapse of any such term or condition in installments and may accelerate or waive any such term or condition in whole or in part, based on service, performance and/or such other factors or criteria as the Board of Directors or committee may determine. Award agreements for restricted shares shall provide that the stock certificates representing restricted shares shall be legended, that such certificates be held by a custodian or the Company, or that there be other mechanisms for maintaining control by the Company of the restricted shares until the restrictions thereon are no longer in effect. After the lapse, waiver or release of the restrictions imposed pursuant to the award agreement on any restricted shares, the Company shall cause to be issued in the participant’s name a stock certificate evidencing the restricted shares with respect to which they restrictions have lapsed or been waived or released, free of any legend, and shall cause such stock certificate to be delivered to the participant. Except as otherwise provided in the Plan or in the award agreement, in the event of the participant’s death, total disability or retirement, all restrictions on the restricted shares shall lapse.

Restricted Share Units. The Board or committee may condition the delivery of the shares on part or all of an award of restricted share units upon the attainment of specific performance goals or such other factors as the Board of Directors or committee may determine. Awards of restricted share units may be granted for no cash consideration or for such minimum consideration as may be required by applicable law. Any restricted share unit granted will be settled according to the terms of the Plan and at such times and under such conditions as determined by the Board of Directors or committee and set forth in the award agreement. Until the restricted share units are settled and the shares are delivered (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote, if applicable, or receive dividends or any other rights as a shareholder will exist with respect to the award. Except as otherwise provided in the award agreement, participants will not vest in the restricted share units unless he or she is a service provider to the Company or one of its affiliates through the applicable vesting date.

Performance Awards. Performance Awards may be issued in the form of performance units, performance shares and such other forms of performance awards which the Board of Directors or committee shall determine to be desirable. Performance awards are granted to participants contingent upon (i) the future performance of all or a portion of the Company which may include, without limitation, performance relative to a group of companies in the same or relative industries, achievement of specific business objectives, attainment of certain growth rates, profitability goals and such other measurements as the Board of Directors or committee determines to be appropriate, (ii) the future performance of a participant, which may include, without limitation, attainment of specified goals and objectives and such other measurements as the Board of Directors or committee determines to be appropriate, (iii) the future performance of a combination of all or a portion of the Company and a participant, or (iv) such other measurements and criteria as may be considered appropriate by the Board of Directors or committee. Performance awards may contain multiple performance measurements. For purposes of qualifying grants of performance awards as “performance-based compensation” under Section 162(m) of the Code, the performance goals shall be set by the Board of Directors or committee on or before the latest date permissible to enable the awards to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting awards that are intended to qualify under Section 162(m) of the Code, the Board of Directors or committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the awards under Section 162(m) of the Code (e.g., in determining the performance goals). Award agreements for performance awards shall conform to the requirements of the Plan and may contain such other terms and conditions as the Board of Directors or committee shall deem desirable, including but not limited to, applicable performance measurements are to be used singly or in combination, a description of whether different performance periods, the length of performance periods, the ability of the Board of Directors or committee to amend and adjust measurements, payouts and performance periods of performance awards and any requirements of employment during performance periods. Award agreements for performance awards shall provide for a required minimum period of continuous employment during a performance period of a performance award. If such minimum period of continuous employment shall have elapsed, the award agreement may provide, or the Board of Directors or committee may determine, the portion of the payment of the performance award which participant or the participant’s beneficiary, as applicable, is to receive at the end of the performance period.

Effect of change in control. Subject to any applicable legal or regulatory requirements or restrictions, the amended Plan permits the Board of Directors or committee to, at its sole discretion, provide for any one or more of the following actions upon a change in control: accelerated vesting; assumption, continuation or substitution of awards; and cash-out of outstanding awards. Prior to the amendment, in the case of a change in control, unless prohibited by those participants subject to Section 16 of the Exchange Act, the Plan provided for immediate vesting for any and all options and stock appreciation rights; restriction periods and restrictions imposed on restricted shares to lapse immediately; performance awards to be deemed fully earned for the entire performance period if outstanding more than six (6) months; and such other actions and modifications as determined by the Board of Directors or committee.

Withholding taxes and deferrals. The Company and its participating subsidiaries shall have the right to deduct from any cash payment made under awards under the Plan any federal, state, provincial or local income, or other taxes required by law to be withheld with respect to such payment or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. Any share-based award may provide by the grant thereof that the Company may elect, in accordance with any applicable law, rules and regulations, to withhold a portion or all of the amount of such minimum required withholding taxes in shares. In such event, the Participant shall authorize the Company to withhold a portion of the shares that otherwise would be distributed to such participant, having a fair market value per share equal to the amount of withholding tax liability. The Board of Directors or Committee may permit a participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such participant under an award. Any such deferral elections shall be subject to such rules, conditions and procedures as shall be determined by the Board of Directors or committee in its sole discretion, which rules, conditions and procedures shall comply with the requirements of Section 409A of the Code.

The affirmative vote of a majority of the votes cast on this proposal, assuming a quorum is present at the Annual Meeting, is required to approve the amendment to the Plan.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF

THE AMENDMENTS TO THE 1994 INCENTIVE PLAN.

PROPOSAL No. 4

AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE

NUMBER OF AUTHORIZED SHARES OF CLEAN DIESEL COMMON STOCK

FROM 12,000,000 TO 24,000,000 SHARES

Our Certificate of Incorporation currently authorizes the issuance of 12,000,000 shares of Common Stock, par value $0.01 per share. On March 8, 2012, the Board of Directors adopted a proposal to amend the Certificate of Incorporation to increase the number of shares of Common Stock that we are authorized to issue to 24,000,000 shares, subject to shareholder approval at the Annual Meeting of Shareholders.

As of the record date, of the 12,000,000 currently authorized shares of Common Stock, approximately 11.2 million shares were either issued or reserved for issuance. Shares reserved for issuance included approximately 0.9 million shares for issuance upon the exercise of outstanding warrants; approximately 1.8 million shares for issuance to Lincoln Park Capital Fund, LLC, or “LPC,” under a purchase agreement; approximately 0.4 million shares reserved for issuance to Kanis S.A. upon conversion of our subordinated convertible notes; approximately 0.2 million shares reserved for issuance upon the exercise of outstanding stock options and an additional approximate 0.1 million shares reserved for issuance pertaining to outstanding restricted stock units under inducement awards issued to Mr. R. Craig Breese in March 2012; and approximately 0.6 million shares reserved for issuance upon the exercise of outstanding stock options and an additional 0.1 million shares reserved for issuance pertaining to outstanding restricted stock units under our 1994 Incentive Plan which was approved by shareholders in 2002.

Based upon these issued and reserved shares of Common Stock, we currently have approximately 0.8 million shares of Common Stock remaining available for issuance in the future for other corporate purposes.

Since our business combination with Catalytic Solutions, Inc. in October 2010, we have issued approximately 3.4 million shares of Common Stock, approximately 3.0 million of which were issued in a secondary offering completed in July 2011; approximately 0.2 million were issued in connection with warrant exercises; approximately 0.1 million were issued upon vesting of restricted stock units under the Company’s 1994 Incentive Plan; and approximately 0.1 million were issued for financing purposes.

Our Certificate of Incorporation currently also authorizes the issuance of 100,000 shares of preferred stock, par value $0.01 per share, none of which are issued or outstanding. The proposed amendment to the Certificate of Incorporation would not change the authorized number of shares of preferred stock. There are currently no plans, arrangements, commitments or understandings with respect to the issuance of any shares of preferred stock.

Text of the Amendment

We propose to amend the introductory paragraph of Article 4 of the Certificate of Incorporation so that it would read in its entirety as follows:

“4. The Corporation shall have authority to issue the total number of Twenty Four Million One Hundred Thousand (24,100,000) Shares of the par value of $0.01 per share, amounting in the aggregate to Two Hundred Forty One Thousand Dollars ($241,000), and of such shares, Twenty Four Million (24,000,000) shall be designated as Common Stock and One Hundred Thousand (100,000) shall be designated as preferred stock.”

The only changes that would be made to the first paragraph of Article 4, as currently in effect, would be to increase the total number of shares of Common Stock that we may issue from 12,000,000 shares to 24,000,000 shares and to reflect a corresponding increase in the aggregate number of shares of capital stock of all classes that may be issued from 12,100,000 to 24,100,000 shares.

Purpose of the Amendment

The Board of Directors is recommending this increase in the authorized shares of Common Stock primarily to give us the flexibility to issue shares of Common Stock for future corporate needs. As a general matter, the Board of Directors would be able to issue these additional shares of Common Stock in its discretion from time to time, subject to and as limited by any rules or listing requirements of the NASDAQ or of any other then applicable securities exchange and without further action or approval of the shareholders. The Board’s discretion, however, would be subject to any other applicable rules and regulations in the case of any particular issuance or reservation for issuance that might require the shareholders to approve such transaction.

The newly authorized shares of Common Stock would be issuable for any proper corporate purpose, including future acquisitions, capital-raising or financing transactions involving Common Stock, convertible securities or other equity securities, stock splits, stock dividends and current or future equity compensation plans. The Board believes that these additional shares will provide us with needed flexibility to issue shares in the future without the potential expense or delay incident to obtaining shareholder approval for any particular issuance. There are currently no commitments or understandings with respect to the issuance of any of the additional shares of Common Stock that would be authorized by the proposed amendment.

We have, however, previously publicly disclosed that we are pursuing a growth strategy focused on emissions reduction in the on-road heavy duty diesel retrofit market and the off-road diesel market, as well as continued growth of our catalyst business. We intend to accomplish this growth organically and, as opportunities present themselves, through selective acquisitions. In either case, we may have the need to raise capital to fund this growth. As with any growth strategy, there can be no assurance that we will succeed in accomplishing our strategic initiatives.

Rights of Additional Authorized Shares

Any authorized shares of Common Stock, if and when issued, would be part of our existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding. Our shareholders do not have pre-emptive rights with respect to the Common Stock, nor do they have cumulative voting rights. Accordingly, should the Board of Directors issue additional shares of Common Stock, existing shareholders would not have any preferential rights to purchase any of such shares, and their percentage ownership of our then outstanding Common Stock could be reduced.

Potential Adverse Effects of Amendment

Future issuances of Common Stock or securities convertible into Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current shareholders. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it be used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any such actions that it deems to be consistent with its fiduciary duties.

Effectiveness of Amendment

If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE INCREASE IN

THE NUMBER OF AUTHORIZED SHARES OF CLEAN DIESEL COMMON STOCK

FROM 12,000,000 TO 24,000,000 SHARES.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are Clean Diesel shareholders will be “householding” our proxy materials. A single annual report and proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may:

•

if you are a shareholder of record, direct your written request to our transfer agent, American Stock Transfer and Trust Company, LLC (in writing: Attn: Proxy Dept., 6201 15th Avenue, Third Floor, Brooklyn, NY 11219, U.S.A.; or by telephone: in the United States, 1-800-PROXIES (1-800-776-9437) and outside the United States, 1-718-921-8500); or

•	if you are not a shareholder of record, notify your broker.

Clean Diesel will promptly deliver, upon request to the Clean Diesel address or telephone number listed above, a separate copy of the annual report and proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered. If you currently receive multiple copies of the proxy statement at your address and would like to request “householding” of these communications, please contact your broker if you are not a shareholder of record; or contact our transfer agent if you are a shareholder of record, using the contact information provided above.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Rori M. Ridley

General Counsel and Corporate Secretary

Ventura, California

April 23, 2012

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 is available without charge upon written request to: Investor Relations, Clean Diesel Technologies, Inc., 4567 Telephone Road, Suite 100, Ventura, California 93003, U.S.A.

Appendix A

Clean Diesel Technologies, Inc.

STOCK INCENTIVE PLAN

(as amended through April 3, 2012)

Clean Diesel Technologies, Inc. Stock Incentive Plan

- i -

- ii -

CLEAN DIESEL TECHNOLOGIES, INC.

STOCK INCENTIVE PLAN

1.	Purpose

The purpose of this Stock Incentive Plan of Clean Diesel Technologies, Inc., a Delaware corporation (“the Corporation”) is to further the interests of the Corporation and its shareholders by providing incentives in the form of awards to such Directors, Employees, consultants or advisors to the Corporation as the Board shall determine are key to the continued success and profitability of the Corporation. The Plan is intended to retain Participants with significant training, experience and ability; to attract new Participants whose services are considered valuable; and to encourage such Participants to acquire a proprietary interest in the Corporation. So that the maximum incentive can be provided each Participant in the Plan by granting to such Participant an Award best suited to the circumstances, the Plan provides for granting, Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, Performance Awards, or any combination of the foregoing.

2.	Definitions

As used in this Plan:

(1)      “Award” means the grant hereunder, and by consent of the Participant, awards or options granted previously by the Corporation of any form of Option, Stock Appreciation Right, Restricted Share, Restricted Share Unit and Performance Award.

(2)      “Award Agreement” means a written agreement between the Corporation and the Participant that sets forth the terms, conditions and limitations applicable to an Award.

(3)      “Beneficiary” means, where a Participant is within respect to any Award not forfeitable by its terms on the death of the Participant entitled to any unpaid portion thereof, such person or persons entitled thereto under the Participant’s will or under the laws of descent and distribution;

(4)      “Board” means the Board of Directors of the Corporation.

(5)      “Change in Control” has the meaning set forth in Section 8.

(6)      “Code” means the United States Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute.

(7)      “Committee” means the Committee of the Board or any successor committee as described in Section 3.1, or, if there shall be no such Committee, the Board.

(8)        “Corporation” means Clean Diesel Technologies, Inc., a Delaware corporation, or any successor corporation, and its subsidiaries and affiliates, incorporated or otherwise, in which the Corporation shall own directly or indirectly at least fifty percent (50%) of the interests.

(9)        “Director” means a member of the Corporations Board of Directors.

(10)      “Employee” means any individual who is a salaried Employee on the payroll of the Corporation.

(11)      “Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

(12)      “Fair Market Value Per Share” means the closing sale price on the date of the grant as reported on the NASDAQ Stock Market, Inc., or, if there is no such reported price, then the average of the NASDAQ bid and asked prices, or, if there are no bid and asked prices, or if the bid and asked prices are determined by the Board in good faith for good reason not to be representative of fair market value, then the value determined in good faith by the Board. For non-trading days, it shall mean the average of the sales or bid and asked prices, as the case may be, on trading days for a reasonable length of time determined in good faith by the Board before and after the grant date. Notwithstanding the preceding, for federal, state, and local income tax reporting purposes, fair market value shall be determined by the Board or Committee (or its delegate) in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

(13)      “Incentive Stock Option” means a stock option satisfying the requirements of Section 422 of the Code.

(14)      “Non-Employee Director” means a Director as defined in Rule 16b-3 of the Exchange Act.

(15)      “Non-Qualified Stock Option” shall mean a stock option which is not an Incentive Stock Option within the meaning of Section 422 of the Code.

(16)      “Option” means an Award to purchase Shares granted pursuant to Section 6.1.

(17)      “Participant” means any Director, Employee, consultant or advisor who is granted an Award under this Plan. Except that consultants and advisors shall not include those rendering services in connection with the offer or sale of the Corporation’s securities in a capital raising transaction.

(18)      “Performance Award” has the meaning described in Sec. 6.4.

(19)      “Plan” means this Stock Incentive Plan, as amended from time to time. The Plan was formerly known as the Clean Diesel Technologies, Inc. 1994 Incentive Plan.

(20)      “Restricted Share Units” means an Award of a right to receive Shares on a future date granted pursuant to Section 6.3.

(21)      “Restricted Shares” means Shares which have certain restrictions attached to the ownership thereof, which may be issued under Section 6.3.

(22)      “Retirement” means termination of a Participant’s employment with the Corporation by Retirement under the normal, mandatory, early and applicable age plus service or other provision of the applicable retirement plan of the Corporation or a subsidiary or affiliate of the Corporation, or, if there shall be no such plan or plans, then under such procedures as the Corporation or its subsidiaries and affiliates may from time to time establish.

(23)      “Rule 16b-3” means such rule as promulgated by the Securities and Exchange Commission under the Exchange Act as now in force or as such regulation or successor regulation shall be hereafter amended.

(24)      “Share” means Shares of common stock of the Corporation.

(25)      “Stock Appreciation Right” means a right which may be issued under Section 6.2, the value of which is determined relative to the appreciation in value of Shares.

(26)      “Totally Disabled” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Board or Committee in its discretion, may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Board or Committee from time to time.

3.	Administration

3.1	Committee

(a)      This Plan shall be administered by the Board. The Board may, however, appoint a Committee to administer the Plan which shall consist of not less than a sufficient number of disinterested members of the Board so as to qualify the Committee to administer this Plan as contemplated by Rule 16b-3 and Section 162(m) of the Code and to that end the Board may limit the participation of Committee members in the Plan to formula based or other awards. The Board may remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board.

(b)      To the extent permitted by Section 12.3, the Board or Committee is authorized to (i) determine the persons who shall be Participants in the Plan and which Awards shall be granted to Participants, (ii) establish, amend and rescind rules, regulations and guidelines relating to the Plan as it deems appropriate, (iii) interpret and administer the Plan, Awards and Award Agreements, (iv) establish, modify and terminate terms and conditions of Award Agreements, (v) grant waivers and accelerations of Plan, Award and Award Agreements restrictions and (vi) take any other action necessary for the proper administration and operation of the Plan. Except as provided in Section 7, the Board or Committee may not reprice outstanding Options or institute a program whereby outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have a lower exercise price or purchase price), of a different type and/or cash without first obtaining stockholder approval.

(c)      The Board or Committee may designate persons and entities other than its members, including but not limited to, and successor committee, the Chief Executive Officer, and the Corporate Secretary, to carry out any of its responsibilities under and described in this Plan, under such conditions or limitations as the Board or Committee may establish, other than its authority with regard to Participants, if any, who are subject to Section 16 of the Exchange Act.

3.2	Effect of Determination

Determination of the Board or Committee and its designee shall be final, binding and conclusive on the Corporation, its stockholders, Employees and Participants. No member of the Board or Committee or any of its designee shall be personally liable for any action or determination made in good faith with respect to this Plan, any Award, or any Award Agreement.

4.	Eligibility

Persons eligible for Awards under this Plan shall consist of Directors, Employees, consultants or agents who possess valuable experience and skills and have contributed, or can be expected to contribute, materially to the success and profitability of the Corporation. The Board or Committee shall determine which persons shall be Participants, the types of Awards to be made to Participants and the terms, conditions and limitations applicable to the Awards.

5.	Shares Subject to This Plan

5.1	Maximum Number of Shares

Subject to adjustment as set forth in Section 7, the total number of Shares available for grant under the Plan shall not exceed 1,400,000. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares. Treasury stock shall not be deemed to be issued and outstanding.

5.2	Share Accounting

If an Award is settled in cash, or is cancelled, terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available to be the subject of an Award. With respect to Stock Appreciation Rights, Shares actually issued pursuant to a Stock Appreciation Right as well as the Shares that represent payment of the exercise price and tax related to the Award shall cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan; provided, however, that if unvested Restricted Shares are repurchased by the Corporation or are forfeited to the Corporation, such Shares shall become available for future grant under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment shall not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment provided in Section 7, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate Share number stated in Section 5.1, plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 5.2.

6.	Awards

Subject to the other provisions of this Plan, Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan and any other plan of the Corporation, including any plan of any acquired entity and for the benefit of any present or former Director, Employee, consultant or agent of such acquired entity. Subject to the terms of the Awards described in this Section 6 and the related Award Agreement, the form of payment for Awards may be in cash, in Shares, in Restricted Share Units, or such other form as determined by the Board of the Committee, and may be made partly in one form or partly in one or more other forms, all as determined by the Committee. Except as otherwise provided in this Plan, Awards shall be evidenced by Award Agreements, the terms of which may be amended or accelerated by the Board or Committee following the grant of any Award and need not be uniform among Participants. Except as otherwise provided in this Plan, Awards shall be granted for such minimum consideration as is required by applicable law, rules and regulations, including without limitation, the then applicable Rule 16b-3, and such additional consideration, if any, as may be determined by the Committee.

Notwithstanding anything contained in this Plan, if required by the then applicable Rule 16b-3 or any successor provision, any “equity security” awarded pursuant to this Plan to any Participant who is subject to Section 16 of the Exchange Act must be held by the Participant for at least six (6) months after the Award thereof. In addition, if required by the then applicable Rule 16b-3 or any successor provision, with respect to any Participant who is subject to Section 16 of the Exchange Act, at least six (6) months must elapse from the date of acquisition of a “derivative security” hereunder to the date of disposition of such security. The terms “equity security” and “derivative security” shall have the meanings described in the then applicable Rule 16b-3.

6.1	Options

Subject to the terms and provisions of the Plan, Options may be granted to Non-Employee Directors, Employees, consultants and advisors at any time and from time to time as determined by the Board or Committee in its sole discretion. The Board or Committee, in its sole discretion, shall determine the number of Shares subject to each Option, provided that during any fiscal year, no participant shall be granted Options covering more than 400,000 Shares.

(a)     Options shall be Non-Qualified Stock Options or Incentive Stock Options.

(b)     The Option price per Share for all Options shall be not less than one hundred per cent (100%) of the Fair Market Value Per Share on the date the Option is granted.

(c)     Award Agreements for Options shall conform to the requirements of this Plan, and may contain such other provisions as the Board or Committee shall deem advisable.

(d)     Award Agreements for Options shall specify when an Option may be exercisable. An Option may be exercised, in whole or in part, by giving written notice of exercise to the corporation specifying the number of Shares to be purchased. Shares purchased upon exercise of an Option shall be paid for in full at the time the Option is exercised in cash or, with the consent of the Board or Committee, consistent with applicable law, regulations and rules.

(e)     A holder of an Option shall have no rights as a stockholder with respect to any Shares covered by such Option unless and until the date of the issuance of the stock certificate for such Shares.

(f)      (i)        If, after completion of any required period of continuous employment or affiliation in order to exercise an Option as provided in an Award Agreement, a Participant dies while employed by the Corporation, such Option shall be exercisable by the Beneficiary thereof, but after the date of death of the Participant only within the period specified in the Award Agreement which shall not be later than the expiration date of the Option.

(ii)        Following the death of a Participant, the Board or Committee may at its discretion, upon the request of and in consideration of the surrender of such Option, pay the amount by which the Fair Market Value Per Share on the date of such request shall exceed the Option price per Share multiplied by the number of vested Shares as to which the request was made.

(g)     If, after completion of any required period of continuous employment in order to exercise an Option as provided in an Award Agreement, a Participant is Totally Disabled or retires, such Option shall be exercisable by the Participant, but only within the period specified in the Award Agreement.

(h)     Incentive Stock Options

(i)        In the case of an Incentive Stock Option, the Option price per Share shall be not less than one hundred percent (100%) of the Fair Market Value Per Share on the date the Option is granted; provided, however, that if on the date the Option is granted, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, the Option price per Share shall be not less than one hundred and ten percent (110%) of the Fair Market Value Per Share on the date the Option is granted.

(ii)        To the extent that the aggregate Fair Market Value Per Share of stock with respect to which Incentive Stock Options granted under the Plan and any Other Plans are exercisable by a Participant for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Non-Qualified Stock Options to the extent necessary so that such aggregate Fair Market Value Per Share of Stock does not exceed $100,000. For purposes of the foregoing sentence, Incentive Stock Options shall be treated as Non-Qualified Stock Options according to the order in which they were granted such that the most recently granted Incentive Stock Options are first treated as Non-Qualified Stock Options; and

(iii)         Each Incentive Stock Option shall require the Participant to notify the Board or the Committee of any disposition of any Shares issued pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421 of the Code (relating to certain disqualifying dispositions) within ten (10) days of such disposition.

(i)      Notwithstanding the provisions of Sections 6.1(b) and 6.1(h), in the event that the Corporation consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or consultants on account of such transaction may be granted Options in substitution for Options granted by their former employer. If such substitute Options are granted, the Board or Committee, in its sole discretion and consistent with Section 424(a) of the Code, may determine that such substitute Options shall have an exercise price less than one hundred percent (100%) of the Fair Market Value Per Share on the date the Option is granted.

6.2	Stock Appreciation Rights

Stock Appreciation Rights may be granted under this Plan from time to time. If Stock Appreciation Rights are granted they shall be upon the following terms and conditions, and such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Board or Committee in its discretion shall deem desirable:

(a)      A Stock Appreciation Right may be granted in tandem with part of all of, in addition to, or completely independent of, an Option or any other Award under this Plan. A Stock Appreciation Right issued in tandem with an Option may be granted at the time of grant of the related Option or at any time thereafter during the term of the Option.

(b)      Award Agreements for Stock Appreciation Rights shall conform to the requirements of this Plan and may contain such other provisions (including but not limited to, the permitted form of payment for the exercise of the Stock Appreciation Right, the requirement of employment for designated periods of time prior to exercise and the ability of the Board or Committee to revoke Stock Appreciation Rights which are issued in tandem with Options without compensation to the Participant) as the Board or Committee shall deem advisable.

(c)     Stock Appreciation Rights issued in tandem with Options shall be subject to the following:

(i)        Stock Appreciation Rights shall be exercisable at such time or times and to the extent, but only to the extent, that the Option to which they relate shall be exercisable.

(ii)       Upon exercise of Stock Appreciation Rights the holder thereof shall be entitled to receive a number of Shares equal in aggregate value to the amount by which the Fair Market Value Per Share on the date of such exercise shall exceed the Option price per Share of the related Option, multiplied by the number of Shares in respect of which the Stock Appreciation Right shall have been exercised.

(iii)      All or any part of the obligation arising out of an exercise of Stock Appreciation Rights may, at the discretion of the Board or Committee, be settled by the payment of cash equal to the aggregate value of the Shares (or a fraction of a Share) that would otherwise be delivered under Section 6.2(c)(ii).

(iv)      Upon exercise of Stock Appreciation Rights the unexercised tandem Options of the Participant shall automatically terminate upon the exercise of such Stock Appreciation Rights.

(v)       Stock Appreciation Rights issued in tandem with Options shall automatically terminate upon the exercise of such Options.

6.3	Restricted Shares and Restricted Share Units

Awards of Restricted Shares and Restricted Share Units may be granted under this Plan from time to time. If Awards of Restricted Shares and Restricted Share Units are granted they shall be upon the following terms and conditions and such additional terms and conditions, not inconsistent with the express provisions of this Plan, as the Board or Committee in its discretion shall deem desirable:

(a)     Restricted Shares are Shares which are subject to such terms, conditions and restrictions as the Board or Committee deems appropriate, which may include restrictions upon the sale, assignment, transfer or other disposition of the Restricted Shares and the requirement of forfeiture of the Restricted Shares upon termination of employment under certain specified conditions. The Board or Committee may condition the lapsing of restrictions on part or all of an Award of Restricted Shares upon the attainment of specific performance goals or such other factors as the Board or Committee may determine. Awards of Restricted Shares may be granted for no cash consideration or for such minimum consideration as may be required by applicable law.

(b)     Award Agreements for Restricted Shares shall conform to the requirements of this Plan, and may contain such other terms and conditions (including but not limited to, a description of a period during which the Participant may not transfer the Restricted Shares and limits on encumbering the Restricted Shares during such period) as the Board or Committee shall deem desirable. To the extent permitted by Section 12.3 hereof, the Board or

Committee may provide for the lapse of any such term or condition in installments and may accelerate or waive any such term or condition in whole or in part, based on service, performance and/or such other factors or criteria as the Board or Committee may determine.

(c)        Award Agreements for Restricted Shares shall provide that the stock certificates representing Restricted Shares shall be legended, that such certificates be held by a custodian or the Corporation, or that there be other mechanisms for maintaining control by the corporation of the Restricted Shares until the restrictions thereon are no longer in effect. After the lapse, waiver or release of the restrictions imposed pursuant to the Award Agreement on any Restricted Shares, the corporation shall cause to be issued in the Participant’s name a stock certificate evidencing the Restricted Shares with respect to which they restrictions have lapsed or been waived or released, free of any legend, and shall cause such stock certificate to be delivered to the Participant.

(d)        Except as otherwise provided in this Plan or in the Award Agreement, in the event of the Participant’s death, Total Disability or Retirement all restrictions on the Restricted Shares shall lapse.

(e)        Restricted Share Units are the grant of rights to receive Shares on a future date subject to such terms, conditions and restrictions as the Board or Committee deems appropriate. The Board or Committee may condition the delivery of the Shares on part or all of an Award of Restricted Share Units upon the attainment of specific performance goals or such other factors as the Board or Committee may determine. Awards of Restricted Share Units may be granted for no cash consideration or for such minimum consideration as may be required by applicable law.

(f)        Any Restricted Share Unit granted hereunder will be settled according to the terms of the Plan and at such times and under such conditions as determined by the Board or Committee and set forth in the Award Agreement. Until the Restricted Share Units are settled and the Shares are delivered (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation), no right to vote, if applicable, or receive dividends or any other rights as a shareholder will exist with respect to the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are delivered, except as provided in Section 7 of the Plan or the Award Agreement.

6.4	Performance Awards

Performance Awards may be granted under this Plan from time to time. If Performance Awards are granted they shall be upon the following terms and conditions and such additional terms and conditions, not inconsistent with the express provisions of this Plan, as the Board or Committee in its discretion shall deem advisable:

(a)        Performance Awards are Awards which are based upon the long-term performance of all or a portion of the Corporation or which are based upon the long-term individual performance of a Participant. Performance Awards may be in the form of performance units, performance Shares and such other forms of Performance Awards which the

Board or Committee shall determine to be desirable. Performance Awards are Awards which are granted to Participants contingent upon (i) the future performance of all or a portion of the Corporation which may include, without limitation, performance relative to a group of companies in the same or relative industries, achievement of specific business objectives, attainment of certain growth rates, profitability goals and such other measurements as the Board or Committee determines to be appropriate, (ii) the future performance of a Participant, which may include, without limitation, attainment of specified goals and objectives and such other measurements as the Board or Committee determines to be appropriate, (iii) the future performance of a combination of all or a portion of the Corporation and a Participant, or (iv) such other measurements and criteria as may be considered appropriate by the Board or Committee. Performance Awards may contain multiple performance measurements. For purposes of qualifying grants of Performance Awards as “performance-based compensation” under Section 162(m) of the Code, the performance goals shall be set by the Board or Committee on or before the latest date permissible to enable the Awards to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Awards that are intended to qualify under Section 162(m) of the Code, the Board or Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Awards under Section 162(m) of the Code (e.g., in determining the performance goals).

(b)        Award Agreements for Performance Awards shall conform to the requirements of this Plan and may contain such other terms and conditions as the Board or Committee shall deem desirable, including but not limited to, applicable performance measurements are to be used singly or in combination, a description of whether different performance periods, the length of performance periods, the ability of the Board or Committee to amend and adjust measurements, payouts and performance periods of Performance Awards and any requirements of employment during performance periods.

(c)        Award Agreements for Performance Awards shall provide for a required minimum period of continuous employment during a performance period of a Performance Award. If such minimum period of continuous employment shall have elapsed, the Award Agreement may provide, or the Board or Committee may determine, the portion of the payment of the Performance Award which Participant or the Participant’s Beneficiary, as applicable, is to receive at the end of the performance period.

7.	Adjustments Upon Changes in Capitalization

(a)        Subject to any required action by the Corporation’s stockholders, in the event of a reorganization, stock split, stock dividend, exchange of Shares, combination of Shares, merger, consolidation or any other change in corporate structure of the Corporation affecting the Shares effected without receipt of consideration by the Corporation, or any distribution to its shareholders other than a normal cash dividend, the Board or Committee shall make appropriate adjustment in the number, kind, price and value of Shares authorized by this Plan and adjustments to outstanding Awards so as to prevent dilution or enlargement of rights.

(b)        The existence of an Award under this Plan shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or prior preference stocks, ahead of or affecting the Stock or rights thereunder or convertible thereto, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

(c)        Awards granted hereunder during the calendar year 1994 with respect to Shares shall be adjusted as to the number thereof, in the event of the issuance or reacquisition of Shares for any reason by the Corporation, so as to maintain the ration of the number of Shares with respect to Awards outstanding on December 31, 1994 to the number of the Corporation’s issued and outstanding Shares on such date; provided, however, that (i) where Options or warrants for purchase of Shares, no such adjustments shall be required until the conversion of securities into or the purchase of Shares and (ii) upon any such adjustment the exercise price of additional Shares upon a Participant’s Award shall be the purchase price (or fair market value of consideration therefore) of Shares issued which initiated the adjustment and the Shares originally granted by the Award shall carry the original exercise price thereof.

8.	Change in Control

8.1	Definition of Change in Control

A “Change in Control” means a change in ownership or control of the Corporation effected through any of the following transactions:

(a)        a merger, consolidation or other reorganization, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor company are immediately thereafter beneficially owned, directly or indirectly, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction, or

(b)        a sale, transfer or other disposition of all or substantially all of the Corporation’s assets in liquidation or dissolution of the Corporation, or

(c)        the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a transfer of the then issued and outstanding voting securities of the Corporation by one or more of the Corporation’s stockholders, or

(d)        during any period of two (2) consecutive years, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a Director of the Board subsequent to the date of adoption of this Plan whose election, or a nomination for election by the Corporation’s shareholders, was approved by the vote of at least a majority of the Directors then comprising the Incumbent Board (other than an election or nomination of any individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Board, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for these purposes, considered as though such person were a member of the Incumbent Board.

Anything in the foregoing to the contrary not withstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the legal jurisdiction of the Corporation’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Corporation’s securities immediately before such transaction.

8.2	Effect of Change in Control

Subject to any applicable legal or regulatory requirements or restrictions, the Board or Committee may provide for any one or more of the following:

(a)        Accelerated Vesting. The Board may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and/or vesting in connection with such Change in Control of each or any outstanding Award or portion thereof and Shares acquired pursuant thereto upon such conditions, including termination of the Participant’s service to the Corporation prior to, upon, or following such Change in Control, to such extent as the Board or Committee shall determine.

(b)        Assumption, Continuation or Substitution of Awards. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Corporation’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent Award with respect to the Acquiror’s Shares. For purposes of this Section, if so determined by the Board or Committee, in its discretion, an Award or any portion thereof shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each Share subject to such portion of the Award immediately prior to the Change in Control, the consideration (whether Shares, cash, other securities or property or a combination thereof) to which a holder of a Share on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common Shares of the Acquiror, the Board or Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise of the Award for each Share to consist solely of common Shares of the Acquiror equal in value to the per Share consideration received by holders of Shares pursuant to the Change in Control. If any portion of such consideration may be received by holders of Shares pursuant to the Change in Control on a contingent or delayed basis, the Board or Committee may, in its discretion, determine such Fair Market Value Per Share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control. Notwithstanding the foregoing, Shares acquired upon exercise of an Award prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such Shares shall continue to be subject to all applicable provisions of the Award Agreement evidencing such Award except as otherwise provided in such Award.

(c)        Cash-Out of Outstanding Awards. The Board or Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or portion thereof outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Board) of Shares subject to such canceled Award in (i) cash, (ii) Shares of the Corporation or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a value equal to the value of the consideration to be paid per Share in the Change in Control, reduced by the exercise price per Share, if any, under such Award. If any portion of such consideration may be received by holders of Shares pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value Per Share as of the time of the Change in Control on the basis of the Board’s or Committee’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Board or Committee, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards..

9.	Effect of the Plan on Right to Continued Employment and Interest in Particular Property

(a)        None of the existence of this Plan, any Awards granted pursuant hereto or any Awards granted pursuant hereto or any Award Agreement shall create any right to continued employment of any Participant by the Corporation. No Participant shall have, under any circumstances, any interest whatsoever, vested or contingent, in any particular property or asset of the Corporation or in any particular Share or Restricted Shares of the Corporation that may be held by the Corporation (other than Restricted Shares held by a custodian) by virtue of any Award. A Participant may be granted additional Awards under this Plan under such circumstances and at such times as the Board or Committee may determine; provided, however, that no Participant shall be entitled to any Award in the absence of a specific grant by the Board or Committee of an Award, notwithstanding the prior grant of an Award to such Participant.

(b)        This Plan shall not be deemed a substitute for, and shall not preclude the establishment or continuation of any other plan, practice or arrangement that may now or hereafter be provided for the payment of compensation, special awards or benefits to Directors, Employees, consultants and agents of the Corporation and its subsidiaries generally, or to any class or group of Employees, including without limitation, any Retirement, pension, excess benefit, thrift, savings, profit-sharing, insurance, long-term disability, health care plans or other Employee benefit plans. Any such arrangements may be authorized by the Corporation and payment thereunder made independently of this Plan.

10.	Withholding Taxes and Deferrals

10.1	Cash Withholding

The Corporation and its participating subsidiaries shall have the right to deduct from any cash payment made under Awards under this Plan any federal, state, provincial or local income, or other taxes required by law to be withheld with respect to such payment or to take such other action as may be necessary in the opinion of the Corporation to satisfy all obligations for the payment of such taxes.

10.2	Share Withholding

Any Share-based Award may provide by the grant thereof that the Corporation may elect, in accordance with any applicable law, rules and regulations, to withhold a portion or all of the amount of such minimum required withholding taxes in Shares. In such event, the Participant shall authorize the Corporation to withhold a portion of the Shares that otherwise would be distributed to such Participant, having a Fair Market Value Per Share equal to the amount of withholding tax liability.

10.3	Deferrals

The Board or Committee may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral elections shall be subject to such rules, conditions and procedures as shall be determined by the Board or Committee in its sole discretion, which rules, conditions and procedures shall comply with the requirements of Section 409A of the Code.

11.	Compliance With Applicable Legal Requirements

No certificate for Shares distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended from time to time or any successor statute, the Exchange Act and the requirements of the exchanges on which Shares may, at the time, be listed, and the provisions of any foreign securities laws or the rules of foreign securities exchanges, where applicable.

12.	Amendment, Termination and Duration

12.1	Plan Amendments

The Board may, insofar as permitted by law, form time to time, with respect to any Shares at the time not subject to Awards, suspend or discontinue this Plan or revise or mend it in any respect whatsoever, provided, however, unless the Committee or the Board, as appropriate, specifically otherwise provides, any revision or amendment that would cause this Plan to fail to comply with any requirement of applicable law, regulation or rule if such amendment were not approved by the stockholders of the Corporation shall not be effective unless and until the approval of the stockholders of the Corporation is obtained.

12.2	Award Amendments

Subject to the terms and conditions and within the limitations of this Plan, the Board or Committee may amend, cancel, modify, or extend outstanding Awards granted under this Plan.

12.3	Rights of Participants

No amendment, suspension or termination of this Plan nor any amendment, cancellation or modification of any outstanding Award or Award Agreement that would adversely affect the right of any Participant with respect to an Award previously granted under this Plan will be effective without the written consent of the affected Participant. Such written consent may be obtained simultaneously with the grant of any Award.

12.4	Duration of the Plan

This amended Plan is effective on April 3, 2012, and subject to Section 12.1 of this Plan, shall remain in effect thereafter. No Incentive Stock Option may be granted under the Plan after April 3, 2022, unless further shareholder approval is obtained.

12.5	Rule 16b-3

This Plan is intended to comply with Rule 16b-3 with respect to Participants, if any, who are subject to Section 16 of the Exchange Act and in the event that the Corporation shall become subject to said Section 16. Should the requirements of Rule 16b-3 change, the Board or the Committee, as appropriate, may amend the Plan to comply with the requirements of the amended Rule 16b-3 or its successor provision or provisions.

13.	Miscellaneous Provisions

13.1	Awards in Various Countries

The Board or Committee shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of various countries in which the Corporation or its subsidiaries may operate to assure the viability of the benefits of Awards made to Participants employed in such countries and to meet the objectives of this Plan.

13.2	Transferability

Awards may not be pledged or assigned and may otherwise be transferred only to the extent provided herein or in an Award Agreement not inconsistent herewith, provided, however, that an Option or Stock Appreciation Right or any other benefit or Award hereunder deemed to be a derivative security shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during a Participant’s lifetime only by him or by his guardian or legal representative or pursuant to a “qualified domestic relations order” as defined by the Code, or such order under the laws of other jurisdictions as shall be similar in effect to a qualified domestic relations order.

Notwithstanding the foregoing, however, the Participant may, with the consent of the Board or Committee and subject to such terms and conditions as they may impose, assign or transfer an Award to or among immediate family members, their issue or spouses or to a trust or family partnership of which such immediate family members, their issue or spouses, are beneficiaries or partners, as the case may be.

13.3	Section 409A of the Code

Notwithstanding other provisions of the Plan or any Award Agreements hereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Board or, if delegated by the Board to the Committee, by the Committee that, as a result of Section 409A of the Code, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award Agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, including as a result of the fact that the Participant is a “specified employee” under Section 409A of the Code, the Company will make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. The Company shall use commercially reasonable efforts to implement the provisions of this Section 13.3 in good faith; provided that neither the Corporation, the Committee nor any of the Corporation’s Employees, Directors or representatives shall have any liability to Participants with respect to this Section 13.3.

13.4	Arbitration; Governing Law

(a)        Any and all disputes whatsoever between a Participant and the Corporation concerning the administration of this Plan, the interpretation and effect of an Award Agreement or of this Plan or the rights of a Participant under an Award Agreement shall be finally determined before one neutral arbitrator in the County of Ventura, California, U.S.A, under the rules of commercial arbitration of the American Arbitration Association then in effect and judgment upon any award by such arbitrator may be entered in any Court having jurisdiction or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. The arbitrator hereunder shall have no power or authority to award consequential, punitive or statutory damages.

(b)        This Plan, its administration and all Awards granted hereunder, the terms and provisions of any related Award Agreements and the rights of all Participants shall be governed and interpreted in accordance with the laws of California, U.S.A.

ANNUAL MEETING OF SHAREHOLDERS OF CLEAN DIESEL TECHNOLOGIES, INC. May 23, 2012 IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING TO BE HELD ON MAY23, 2012: The Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report to Shareholders are available at http://www.cdti.com/proxy Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20703003003000000000 9052312 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES LISTED IN PROPOSAL 1: 1.Election of Directors: To approve the election as directors of the following: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: R. Craig Breese Charles F. Call Bernard H. “Bud” Cherry Alexander “Hap” Ellis III Charles R. Engles, Ph.D. Derek R. Gray Mungo Park INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2: 2. To ratify the appointment of KPMG LLP as Clean Diesel’s independent registered public accounting firm for the year ending December 31, 2012. FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS AVOTE “FOR” PROPOSAL3: 3.To amend the 1994 Incentive Plan. FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS AVOTE “FOR” PROPOSAL 4: 4.To amend the Restated Certificate of Incorporation to increase the number of authorized shares of Clean Diesel CommonStock from 12,000,000 shares to 24,000,000 shares. FOR AGAINST ABSTAIN Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF CLEAN DIESEL TECHNOLOGIES, INC. For The Annual Meeting of Shareholders—May 23, 2012 The undersigned shareholder of Clean Diesel Technologies, Inc. hereby appoints R. CraigBreese and Nikhil A. Mehta and each of them acting individually, with full power of substitution ineach, the proxies of the undersigned, to represent the undersigned and vote all shares of CleanDiesel Technologies, Inc. Common Stock that the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at Clean Diesel’s Oxnard facility located at 1621 Fiske Place, Oxnard, California, 93033 on Wednesday, May 23, 2012 at 10:00 a.m. Pacific Time and at any and all adjournments or postponements thereof, as indicated on the reverse side. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR the nominees set forth in Proposal 1 and FOR Proposals 2, 3 and 4. This proxy also delegates discretionary authority to vote upon such other matters of which Clean Diesel Technologies, Inc. does not have advance notice that may properly come before the Annual Meeting and any and all postponements or adjournments thereof, and upon matters incidental to the conduct of the Annual Meeting and any and all postponements or adjournments thereof. (Continued and to be signed on the reverse side.) 14475